Exhibit 10.7

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2023, is by and among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as the administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of May 4, 2020, that certain Second Amendment to Credit Agreement dated as of March 1, 2021 and that certain Third Amendment to the Credit Agreement dated as of March 5, 2021 and as further amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Existing Agreement is attached hereto as Exhibit A, and is marked, as described in the preceding sentence, to show the additions and deletions made to the Credit Agreement on the Fourth Amendment Effective Date pursuant to this Amendment.

ARTICLE II
CONDITIONS

2.1 Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Fourth Amendment Effective Date”):

(a) Execution of Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders.

(b) Costs and Expenses. The Borrower shall have paid or made arrangements to pay contemporaneously with closing any and all reasonable, documented out-of-pocket costs incurred by Administrative Agent (including the fees, charges and disbursements of Mayer Brown LLP as legal counsel to the Administrative Agent) and all other amounts required to be paid to the Administrative Agent pursuant to Section 11.3(a) of the Credit Agreement in connection with this Amendment to the extent invoiced prior to the date hereof.

ARTICLE III
REAFFIRMATION OF LIENS

3.1 Reaffirmation of Liens. Each of the Credit Parties hereby acknowledges and reaffirms the execution and delivery of the Collateral Agreement and acknowledges, reaffirms and agrees that the Collateral Agreement and the granting of the security interest in the Collateral, and all filings and recordings in connection therewith, in favor of the Administrative Agent shall continue in full force and effect in favor of the Administrative Agent for the benefit of the Secured Parties, and secure any and all existing and future Secured Obligations.

ARTICLE IV
MISCELLANEOUS

4.1 Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) Such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended hereby.

(b) This Amendment has been duly executed and delivered on behalf of each of the Credit Parties. This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c) No consent or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of this Amendment against the Credit Parties.

(d) The representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date).

(e) No Default or Event of Default has occurred and is continuing on the date hereof.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral purported to be covered thereby, in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The Obligations of the Credit Parties are not reduced or modified by this Amendment (except as expressly set forth herein) and, as of the date hereof, are not subject to any offsets, defenses or counterclaims.

4.3 Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Documents.

4.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.6 Expenses. Pursuant to and subject to Section 11.3(a) of the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.7 Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterparty hereof.

4.8 Governing Law. THIS AMENDMENT ANY ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

4.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Section 11.5 and Section 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER: SSE HOLDINGS, LLC,
a Delaware limited liability company
By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

GUARANTORS: CUSTARD’S FIRST STAND, LLC,
a New York limited liability company
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company
SHAKE SHACK 18TH STREET NW WASHINGTON
D.C. LLC, a Delaware limited liability company
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company
SHAKE SHACK FULTON STREET BROOKLYN
LLC, a Delaware limited liability company
SHAKE SHACK SANSOM STREET PHILADELPHIA
LLC, a Delaware limited liability company
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

SHAKE SHACK UNIVERSITY CITY
PHILADELPHIA LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company
SHAKE SHACK HARVARD SQUARE BOSTON
LLC, a Delaware limited liability company
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK UNION STATION WASHINGTON
D.C. LLC, a Delaware limited liability company
SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company
SHAKE SHACK TYSONS CORNER FAIRFAX
COUNTY LLC, a Delaware limited liability company
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company
SHAKE SHACK GARDEN STATE PLAZA
WESTFIELD LLC,
a Delaware limited liability company
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK 600 THIRD AVE NEW YORK CITY
LLC, a Delaware limited liability company
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company
SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company
SHAKE SHACK INTERNATIONAL DRIVE
ORLANDO LLC, a Delaware limited liability company
SHAKE SHACK LAKE SUCCESS LONG ISLAND
LLC, a Delaware limited liability company
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK PENTAGON CENTER ARLINGTON
LLC, a Delaware limited liability company
SHAKE SHACK FASHION SQUARE SCOTTSDALE
LLC, a Delaware limited liability company
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company
SHAKE SHACK WOODFIELD MALL
SCHAUMBURG LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company
SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company
SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND MANAGEMENT
COMPANY LLC, a Delaware limited liability company
SHAKE SHACK POTOMAC MARYLAND
MANAGEMENT COMPANY LLC,
a Delaware limited liability company
SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company
SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company
SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company
SHAKE SHACK OHIO LLC,
a Delaware limited liability company
SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company
By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company
SHAKE SHACK ENTERPRISES INTERNATIONAL,
LLC, a New York limited liability company
SSE HOLDINGS, LLC,
a Delaware limited liability company
SSE IP, LLC,
a Delaware limited liability company
SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company
SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company
SHAKE SHACK TEXAS BEVERAGE COMPANY
LLC, a Texas limited liability company
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS MANAGEMENT
COMPANY LLC, a Texas limited liability company
SHAKE SHACK MOBILE LLC,
a Delaware limited liability company
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company
SHAKE SHACK UTAH LLC,
a Delaware limited liability company
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company
SHAKE SHACK INDIANA LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company
SHAKE SHACK OREGON LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese Jr
Name: Ronald Palmese, Jr.
Title: General Counsel

ADMINISTRATIVE AGENT
AND LENDERS:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender,
Issuing Lender and Lender

By: /s/ Matthew Landry
Name: Matthew Landry
Title: Authorized Officer

EXHIBIT A

Conformed Credit Agreement

[Attached]

COMPOSITE CREDIT AGREEMENT INCLUDING:
First Amendment dated as of May 4, 2020 Second Amendment dated as of March 1, 2021
Third Amendment dated as of March 5, 2021Fourth Amendment dated as of June 29, 2023
~~This is NOT an official copy of the Credit Agreement and is intended for informational purposes only~~

OBLIGOR #5470459684

$50,000,000

CREDIT AGREEMENT

dated as of August 2, 2019, by and among
SSE HOLDINGS, LLC,
as Borrower,

the Guarantors party hereto, as Guarantors

the Lenders referred to herein, as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender

Page

ARTICLE I DEFINITIONS______________________________________________________________    1
Section 1.1 Definitions____________________________________________________    1
Section 1.2    Other Definitions and Provisions _______________________________~~37~~36
Section 1.3    Accounting Terms___________________________________________~~37~~36
Section 1.4    UCC Terms________________________________________________    ~~38~~36
Section 1.5    Rounding    ~~38~~37
Section 1.6    References to Agreement and Laws_____________________________    ~~38~~37
Section 1.7    Times of Day_______________________________________________    ~~38~~37
Section 1.8    Letter of Credit Amounts_____________________________________    ~~39~~37
Section 1.9    Guarantees/Earn-Outs________________________________________    ~~39~~37
Section 1.10    Covenant Compliance Generally________________________________~~39~~37
Section 1.11    Interest Rates; ~~LIBOR~~Benchmark Notification____________________    ~~39~~37
Section 1.12    Divisions__________________________________________________    ~~40~~38

ARTICLE II REVOLVING CREDIT FACILITY__________________________________________    ~~40~~38
Section 2.1    Revolving Credit Loans_______________________________________~~40~~38
Section 2.2    Swingline Loans____________________________________________    ~~40~~38
Section 2.3    Procedure for Advances of Revolving Credit Loans and Swingline
Loans_____________________________________________________~~42~~40
Section 2.4    Repayment and Prepayment of Revolving Credit and Swingline
Loans_____________________________________________________~~43~~41
Section 2.5    Permanent Reduction of the Revolving Credit Commitment__________    ~~44~~42
Section 2.6    Termination of Revolving Credit Facility_________________________    ~~45~~43

ARTICLE III LETTER OF CREDIT FACILITY__________________________________________    ~~45~~43
Section 3.1    L/C Facility________________________________________________    ~~45~~43
Section 3.2    Procedure for Issuance of Letters of Credit________________________~~46~~44
Section 3.3    Commissions and Other Charges_______________________________    ~~46~~44
Section 3.4    L/C Participations___________________________________________    ~~47~~45
Section 3.5    Reimbursement Obligation of the Borrower_______________________    ~~48~~46
Section 3.6    Obligations Absolute_________________________________________    ~~48~~46
Section 3.7    Effect of Letter of Credit Application____________________________    ~~49~~47
Section 3.8    Resignation of Issuing Lender__________________________________    ~~49~~47
Section 3.9    Reporting of Letter of Credit Information and L/C Commitment_______    ~~49~~47

(continued)
Page

Section 3.10    Letters of Credit Issued for Subsidiaries__________________________    ~~49~~48

ARTICLE IV GENERAL LOAN PROVISIONS__________________________________________    ~~50~~48
Section 4.1    Interest____________________________________________________    ~~50~~48
Section 4.2    Notice and Manner of Conversion or Continuation of Loans__________    ~~51~~49
Section 4.3    Fees______________________________________________________    ~~51~~50
Section 4.4    Manner of Payment__________________________________________    ~~52~~50
Section 4.5    Evidence of Indebtedness_____________________________________    ~~52~~51
Section 4.8    Changed Circumstances______________________________________    ~~54~~53
Section 4.9    Indemnity__________________________________________________~~57~~56
Section 4.10    Increased Costs_____________________________________________    ~~58~~56
Section 4.11    Taxes_____________________________________________________    ~~59~~58
Section 4.12    Mitigation Obligations_______________________________________    ~~63~~61
Section 4.13    Incremental Loans___________________________________________    ~~64~~63
Section 4.14    Cash Collateral_____________________________________________    ~~67~~66
Section 4.15    Defaulting Lenders__________________________________________    ~~68~~67

ARTICLE V CONDITIONS OF CLOSING AND BORROWING_____________________________    ~~70~~69
Section 5.1     Conditions to Closing and Initial Extensions of Credit_______________~~70~~69
Section 5.2     Conditions to All Extensions of Credit____________________________~~74~~73

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES__________~~75~~73
Section 6.1    Organization; Power; Qualification_____________________________    ~~75~~73
Section 6.2    Ownership_________________________________________________    ~~75~~74
Section 6.3    Authorization; Enforceability__________________________________    ~~75~~74
Section 6.4    Compliance of Agreement, Loan Documents and Borrowing with
Laws, Etc__________________________________________________    ~~75~~74
Section 6.5    Compliance with Law; Governmental Approvals___________________    ~~76~~74
Section 6.6    Tax Returns and Payments____________________________________    ~~76~~75
Section 6.7    Intellectual Property Matters___________________________________    ~~76~~75
Section 6.8    Environmental Matters_______________________________________    ~~76~~75
Section 6.9    Employee Benefit Matters_____________________________________    ~~77~~76
Section 6.10    Margin Stock_______________________________________________    ~~78~~77

(continued)
Page

Section 6.11    Government Regulation______________________________________    ~~78~~77
Section 6.12    Material Contracts___________________________________________    ~~78~~77
Section 6.13    Employee Relations__________________________________________    ~~78~~77
Section 6.14    Burdensome Provisions_______________________________________    ~~79~~77
Section 6.15    Financial Statements_________________________________________    ~~79~~77
Section 6.16    No Material Adverse Change__________________________________    ~~79~~78
Section 6.17    Solvency__________________________________________________    ~~79~~78
Section 6.18    Title to Properties___________________________________________    ~~79~~78
Section 6.19    Litigation__________________________________________________    ~~79~~78
Section 6.20    Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions___    ~~79~~78
Section 6.21    Absence of Defaults_________________________________________    ~~80~~79
Section 6.22    Disclosure_________________________________________________    ~~80~~79
Section 6.23    Common Enterprise__________________________________________    ~~81~~79

ARTICLE VII AFFIRMATIVE COVENANTS___________________________________________    ~~81~~80
Section 7.1    Financial Statements and Budgets_______________________________    ~~81~~80
Section 7.2    Certificates; Other Reports____________________________________    ~~83~~82
Section 7.3    Notice of Litigation and Other Matters___________________________    ~~84~~83
Section 7.4    Preservation of Corporate Existence and Related Matters____________    ~~86~~84
Section 7.5    Maintenance of Property and Licenses___________________________    ~~86~~85
Section 7.6    Insurance__________________________________________________    ~~86~~85
Section 7.7    Accounting Methods and Financial Records______________________    ~~86~~85
Section 7.8    Payment of Taxes and Other Obligations_________________________    ~~86~~85
Section 7.9    Compliance with Laws and Approvals___________________________    ~~87~~85
Section 7.10    Environmental Laws_________________________________________    ~~87~~85
Section 7.11    Compliance with ERISA______________________________________    ~~87~~86
Section 7.12    Compliance with Material Contracts_____________________________    ~~87~~86
Section 7.13    Visits and Inspections________________________________________    ~~87~~86
Section 7.14    Additional Subsidiaries_______________________________________    ~~87~~86
Section 7.15    Use of Proceeds_____________________________________________    ~~88~~87
Section 7.16    Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation,
Anti-Money Laundering Laws and Sanctions___________________    ~~89~~88
Section 7.17    Corporate Governance________________________________________    ~~89~~88

(continued)
Page
Section 7.18    Further Assurances_______________________________________________~~89~~88
Section 7.19    Deposit Accounts________________________________________________~~89~~88

ARTICLE VIII NEGATIVE COVENANTS_____________________________________________ ~~90~~80
Section 8.1    Indebtedness_______________________________________________    ~~90~~89
Section 8.2    Liens_____________________________________________________    ~~92~~91
Section 8.3    Investments________________________________________________    ~~94~~93
Section 8.4    Fundamental Changes________________________________________    ~~96~~95
Section 8.5    Asset Dispositions___________________________________________    ~~97~~96
Section 8.6    Restricted Payments_________________________________________    ~~98~~97
Section 8.7    Transactions with Affiliates__________________________________    ~~100~~99
Section 8.8    Accounting Changes; Organizational Documents________________    ~~101~~100
Section 8.9    Payments of Indebtedness___________________________________    ~~101~~100
Section 8.10    No Further Negative Pledges; Restrictive Agreements_____________    ~~102~~101
Section 8.11    Nature of Business_________________________________________~~103~~102
Section 8.12    Amendments of Other Documents____________________________    ~~103~~102
Section 8.13    Sale Leasebacks___________________________________________    ~~103~~102
Section 8.14    Financial Covenants_______________________________________    ~~103~~102
Section 8.15    Limitations on Holdings____________________________________    ~~104~~103
Section 8.16    Limitations on Holdings____________________________________    ~~104~~103

ARTICLE IX DEFAULT AND REMEDIES____________________________________________    ~~104~~103
Section 9.1    Events of Default__________________________________________    ~~104~~103
Section 9.2    Remedies________________________________________________    ~~107~~106
Section 9.3    Rights and Remedies Cumulative; Non-Waiver; Etc______________    ~~107~~106
Section 9.4    Crediting of Payments and Proceeds__________________________    ~~108~~107
Section 9.5    Administrative Agent May File Proofs of Claim_________________    ~~109~~108
Section 9.6    Credit Bidding_______________________________________________109
Section 9.7    Cure Right_______________________________________________    ~~110~~109

ARTICLE X THE ADMINISTRATIVE AGENT________________________________________    ~~111~~110
Section 10.1    Appointment and Authority_________________________________    ~~111~~110
Section 10.2    Rights as a Lender_________________________________________    ~~112~~111
Section 10.3    Exculpatory Provisions_____________________________________    ~~112~~111
Section 10.4    Reliance by the Administrative Agent_________________________    ~~113~~112

(continued)
Page

Section 10.5    Delegation of Duties__________________________________________    113
Section 10.6    Resignation of Administrative Agent__________________________    ~~114~~113
Section 10.7    Non-Reliance on Administrative Agent and Other Lenders_________    ~~115~~114
Section 10.8    No Other Duties, Etc_______________________________________    ~~115~~114
Section 10.9    Collateral and Guaranty Matters______________________________    ~~115~~114
Section 10.10    Secured Hedge Agreements and Secured Cash Management
Agreements______________________________________________~~116~~115
ARTICLE XI MISCELLANEOUS______________________________________________________    116
Section 11.1    Notices_____________________________________________________116
Section 11.2    Amendments, Waivers and Consents__________________________ ~~119~~118
Section 11.3    Expenses; Indemnity_______________________________________~~121~~120
Section 11.4    Right of Setoff____________________________________________~~123~~122
Section 11.5    Governing Law; Jurisdiction, Etc_____________________________ ~~124~~123
Section 11.6    Waiver of Jury Trial_______________________________________ ~~124~~123
Section 11.7    Reversal of Payments______________________________________ ~~125~~124
Section 11.8    Injunctive Relief__________________________________________ ~~125~~124
Section 11.9    Successors and Assigns; Participations_________________________~~125~~124
Section 11.10    Treatment of Certain Information; Confidentiality________________~~129~~128
Section 11.11    Performance of Duties______________________________________~~130~~129
Section 11.12    All Powers Coupled with Interest_____________________________~~130~~129
Section 11.13    Survival_________________________________________________~~130~~129
Section 11.14    Titles and Captions________________________________________ ~~131~~130
Section 11.15    Severability of Provisions___________________________________~~131~~130
Section 11.16    Counterparts; Integration; Effectiveness; Electronic Execution______~~131~~130
Section 11.17    Term of Agreement________________________________________~~132~~131
Section 11.18    USA PATRIOT Act; Anti-Money Laundering Laws______________~~132~~131
Section 11.19    Independent Effect of Covenants_____________________________ ~~132~~131
Section 11.20    No Advisory or Fiduciary Responsibility__________________________132
Section 11.21    Inconsistencies with Other Documents_________________________~~133~~132
Section 11.22    Acknowledgement and Consent to Bail-In of Affected Financial
Institutions__________________________________________________133
Section 11.23 Acknowledgement Regarding Any Supported QFCs_______________~~134~~133
Section 11.24 Certain ERISA Matters______________________________________~~135~~134

(continued)
Page

ARTICLE XII GUARANTY_______________________________________________________    ~~136~~135
Section 12.1    The Guaranty_____________________________________________    ~~136~~135
Section 12.2    Obligations Unconditional__________________________________    ~~136~~135
Section 12.3    Reinstatement____________________________________________    ~~137~~136
Section 12.4    Certain Additional Waivers_____________________________________    137
Section 12.5    Remedies________________________________________________    ~~138~~137
Section 12.6    Rights of Contribution______________________________________    ~~138~~137
Section 12.7    Guarantee of Payment; Continuing Guarantee___________________    ~~138~~137
Section 12.8    Keepwell________________________________________________    ~~138~~137

EXHIBITS
Exhibit A     - Form of Note
Exhibit B     - Form of Notice of Borrowing
Exhibit C    - Form of Notice of Account Designation
Exhibit D    - Form of Notice of Prepayment
Exhibit E    - Form of Notice of Conversion/Continuation
Exhibit F    - Form of Officer’s Compliance Certificate
Exhibit G     - Form of Assignment and Assumption
Exhibit H-1    - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders)
Exhibit H-2     - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
Exhibit H-3    - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
Exhibit H-4    - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)

SCHEDULES
Schedule 1.1 - Commitments and Commitment Percentages
Schedule 6.1 - Jurisdictions of Organization and Qualification
Schedule 6.2 - Subsidiaries and Capitalization
Schedule 6.8 - Environmental Matters
Schedule 6.9 - ERISA Plans
Schedule 6.13 - Labor and Collective Bargaining Agreements
Schedule 6.18 - Real Property
Schedule 6.19 - Litigation
Schedule 8.1 - Existing Indebtedness
Schedule 8.2 - Existing Liens
Schedule 8.3 - Existing Loans, Advances and Investments
Schedule 8.7 - Transactions with Affiliates

CREDIT AGREEMENT, dated as of August 2, 2019, by and among SSE Holdings, LLC, a Delaware limited liability company, as Borrower, the Guarantors (as defined below), the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.

STATEMENT OF PURPOSE

The Borrower has requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to extend, certain credit facilities to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

ARTICLE I DEFINITIONS
Section 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Credit Party or any of its Subsidiaries (a) acquires any business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

~~“Adjusted LIBO Rate” means, with respect to any Eurodollar Loan for any Interest Period or for any CBFR Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.~~

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted ~~One Month LIBOR~~Term SOFR Rate” means, for any ~~day~~Interest Period, an interest rate per annum equal to (a) the ~~sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day)~~Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that~~, for the avoidance of doubt,~~ if the Adjusted ~~LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided, further, that, if the LIBO Screen Rate, as determined without giving effect to the first proviso set forth in the definition of “LIBO Screen Rate,” at such time shall~~Term SOFR Rate as so determined would be less than ~~zero~~the Floor, such rate shall be deemed to be ~~zero~~equal to the Floor for the purposes of ~~determining the “Adjusted One Month LIBOR Rate” and the “CB Floating Rate”~~this Agreement.

“Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 10.6.

“Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c).

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning assigned thereto in Section 11.1(e). “Agreement” means this Credit Agreement.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.

“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31
U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated Total Net Lease Adjusted Leverage Ratio:

Pricing Level	Consolidated Total Net Lease Adjusted Leverage Ratio	Commitment Fee	Adjusted ~~LIBO~~Term SOFR/RFR Rate +	CB Floating Rate +
I	Less than or equal to 2.00 to 1.00	0.10%	1.00%	0.00%
II	Greater than 2.00 to 1.00, but less than or equal to 3.00 to 1.00	0.10%	1.25%	0.25%
III	Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00	0.15%	1.50%	0.50%
IV	Greater than 3.50 to 1.00	0.25%	2.50%	1.50%

The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides an Officer’s Compliance Certificate pursuant to

Section 7.2(a) for the most recently ended Fiscal Quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level IV from the First Amendment Closing Date until the Calculation Date with respect to the Fiscal Quarter of the Borrower ending on or about March 31, 2022 and, thereafter the Pricing Level shall be determined by reference to the Consolidated Total Net Lease Adjusted Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 7.2(a) for the most recently ended Fiscal Quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on Pricing Level IV until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Total Net Lease Adjusted Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 7.1 or 7.2(a) is shown to be inaccurate (regardless of whether
(i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall promptly deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Net Lease Adjusted Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and
(C) the Borrower shall promptly and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 4.1(b) and 9.2 nor any of their other rights under this Agreement or any other Loan Document. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any disposition of Equity Interests) by any Credit Party or any Subsidiary thereof, and any issuance of Equity Interests by any Subsidiary of the Borrower to any Person that is not a Credit Party or any Subsidiary thereof. For the avoidance of doubt, none of (a) the sale of any Permitted Convertible Indebtedness, (b) the sale of any Permitted Warrant Transaction, (c) the purchase of any Permitted Bond Hedge Transaction, (d) the performance by Borrower or Holdings of its obligations under any Permitted Convertible Indebtedness, any Permitted Warrant Transaction or any Permitted Bond Hedge Transaction (including the settlement or termination of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction) nor (e) the sale, transfer, redemption or other disposition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or Permitted Warrant Transaction, shall constitute an Asset Disposition.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.9), and reasonably accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form reasonably approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Finance Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Finance Lease Obligation.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, ~~(x) if the then-current Benchmark is a term rate,~~ any tenor for such Benchmark (or ~~(y) otherwise, any~~component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(~~c~~b)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means 11 U.S.C. §§ 101 et seq.

“Benchmark” means, initially, ~~USD LIBOR~~with respect to any (i) RFR Loan, Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event, ~~a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its~~and the related Benchmark Replacement Date have occurred with respect to ~~USD LIBOR~~the Term SOFR Rate, or Daily Simple SOFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i).

~~“Benchmark Replacement” means, for any Available Tenor,~~

~~(1)with respect to any~~ “Benchmark ~~Transition Event or Early Opt-in Election~~Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

~~(1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment;~~
(1)~~(2)~~ the ~~sum of: (A)~~Adjusted Daily Simple SOFR ~~and (B) the related Benchmark Replacement Adjustment;~~
(2)~~(3)~~ the sum of: (~~A~~a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for ~~Dollar-denominated~~dollar-denominated syndicated credit facilities at such time in the United States and (~~B~~b) the related Benchmark Replacement Adjustment; ~~or~~
~~(2)with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and~~
~~(ii) the related Benchmark Replacement Adjustment~~

~~provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion.~~ If the Benchmark Replacement as determined pursuant to clause (~~a)(~~1)~~, (a)~~ or
(2) ~~or (a)(3) or clause (b) of this definition~~above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
~~(1)~~, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by ~~for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:~~
~~(a)the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;~~
~~(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;~~
~~(2) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive~~

~~or negative value or zero) that has been selected by~~ the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such ~~Available Tenor of such~~ Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such ~~Available Tenor of such~~ Benchmark with the applicable Unadjusted Benchmark Replacement for ~~Dollar-denominated~~dollar-denominated syndicated credit facilities~~; and~~ at such time.
~~(3) for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;~~
~~provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 4.8(c)(i) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period.~~
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan, any technical, administrative or operational changes (including changes to the definition of “CB Floating Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark ~~Replacement~~ and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark ~~Replacement~~ exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to ~~the~~such then-current Benchmark:

~~(1)~~(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and
(b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

~~(2)~~in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

~~(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;~~
~~(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 4.8(c)(i)(B); or~~
~~(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to ~~the~~such then-current Benchmark:

~~(a)~~(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

~~(b)~~(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the ~~FRB, the~~ Federal Reserve ~~Bank of New York~~Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

~~(c)~~(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any)
(x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced ~~the~~such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c) and (y) ending at the time that a Benchmark Replacement has replaced ~~the~~such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” means SSE Holdings, LLC, a Delaware limited liability company. “Borrower Materials” has the meaning assigned thereto in Section 8.2. “Borrowing” means (a) Revolving Borrowing or (b) a Swingline Loan.
“Business Day” means ~~(a) for all purposes other than as set forth in clause (b) below~~, any day (other than a Saturday, or a Sunday ~~or legal holiday~~) on which banks ~~in New York, New York, are open for the conduct of their commercial banking business and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Eurodollar Loan, or any CBFR Loan as to which the interest rate is determined by reference to LIBO Rate, any day that is a Business Day described in clause (a) and that is also a London Banking Day.~~are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate.

“Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin.

“Capital Expenditures” means, with respect to the Borrower and its Subsidiaries on a Consolidated basis, for any period, the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP, including amounts capitalized in accordance with Accounting Standards Update 2018-05. For purposes of this definition the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

“Cash Collateralize” means to deposit in a Controlled Account or to pledge and deposit with, or deliver to the Administrative Agent, or directly to the Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of the Issuing Lender, the Swingline Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, the Issuing Lender and the Swingline Lender, as applicable. “Cash Collateral” and “Cash Collateralization” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (b) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than
$500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Credit Party, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date), is a party to a Cash Management Agreement with a Credit Party, in each case in its capacity as a party to such Cash Management Agreement.

“CB Floating Rate” means the ~~Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day)~~greater of the Prime Rate or 2.5%. Any change in the CB Floating

Rate due to a change in the Prime Rate ~~or the Adjusted One Month LIBOR Rate~~ shall be effective from and including the effective date of such change in the Prime Rate ~~or the Adjusted One Month LIBOR Rate, respectively~~.

“CBFR Loan” means any Loan bearing interest at a rate based upon the CB Floating Rate as provided in Section 4.1(a).

“Change in Control” means an event or series of events by which:

(1)Holdings shall fail to own, beneficially and of record, the Equity Interests of the Borrower representing at least fifty-one percent (51.0%) of the economic interest of the Borrower; or

(2)Holdings shall cease to control all of the business and affairs of the Borrower; or

(3)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Investors becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Equity Interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than thirty-five percent (35%) of the Equity Interests of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings and the percentage of such Equity Interest so held is greater than the percentage of the Equity Interests of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings held, directly or indirectly, in the aggregate by the Permitted Investors.

Notwithstanding anything to the contrary in the foregoing, for the avoidance of doubt, an underwriter, initial purchaser, investor or holder of any Permitted Convertible Indebtedness or Permitted Warrant Transaction, in each case, shall be deemed to not directly or indirectly own the Equity Interests of Holdings underlying such transactions unless and until such Equity Interests of Holdings are delivered upon settlement thereof.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued.

“Chase” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Class” means, when used in reference to any Loan, whether such Loan is a Revolving Credit Loan, Swingline Loan or Term Loan and, when used in reference to any Commitment, whether such Commitment is a Revolving Credit Commitment or an Incremental Term Loan Commitment.

“Closing Date” means the date of this Agreement.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents.

“Collateral Agreement” means the Security and Pledge Agreement of even date herewith executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, which shall be in form and substance reasonably acceptable to the Administrative Agent.

“Commitment Fee” has the meaning assigned thereto in Section 4.3(a).

“Commitment Percentage” means, as to any Lender, such Lender’s Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable.

“Commitments” means, collectively, as to all Lenders, the Revolving Credit Commitments and the Incremental Term Loan Commitments of such Lenders.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Competitor” means any Person (and any Controlling Affiliate of such Person) that is a developer, owner, operator or manager of a restaurant, catering service or food service.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP:
(1)Consolidated Net Income for such period plus (b) the sum of the following, without duplication (except with respect to clauses (viii) and (x) below), to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise taxes, (ii) Consolidated Interest Expense and, to the extent not reflected in such Consolidated Interest Expense, (A) fees, expenses and charges incurred in respect of financing activities (including commissions, discounts and closing fees) during such period and (B) payments made in respect of hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk during such period, (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) unusual and infrequent losses (excluding unusual and infrequent losses from discontinued operations), (v) non-cash expenses or charges for such period (including, without limitation, non-cash rent expense and non-cash compensation expense), (vi) fees, costs and expenses incurred in connection with (A) the Transactions consummated on the Closing Date to the extent incurred on or prior to the Closing Date and (B) issuances of Equity Interests, making Investments or the incurrence, repayment, amendment or restructuring of Indebtedness, in each case with respect to this clause (B) to the extent permitted under the Loan Documents and in each case incurred no later than three (3) months after such transaction, (vii) restructuring charges or reserves, whether or not classified as such under GAAP, including severance, relocation costs and integration and other similar expenses, (viii) the proceeds of any business interruption insurance, (ix) the amount of costs relating to pre-opening and opening costs for stores and (x) (i) any Cure Payments made with respect to such period in compliance with Section 9.7 and (ii) the actual amount of capital contributions that the Borrower and the other Credit Parties receive from Holdings pursuant to Section 3.10(a) and (b) of the LLC Agreement (as in effect on the date hereof), less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any unusual and infrequent gains and (iii) non-cash gains or non-cash items increasing Consolidated Net Income. For the avoidance of doubt, EBITDA for any period, (x) shall include, without duplication, the EBITDA of any Person, property, business or asset acquired or formed by the Borrower or any Credit Party during such period, to the extent (A) such Person becomes a Credit Party, (B) such property, business or asset is owned by a Credit Party and (C) such Person, property or asset is not subsequently sold, transferred, abandoned or otherwise disposed by the Borrower or such Credit Party, and (y) shall exclude the EBITDA of any Person, property, business or asset sold, transferred, abandoned or otherwise disposed by the Borrower or such Credit Party during such period to the extent (A) that such Person sold, transferred, abandoned or otherwise disposed was a Credit Party and (B) such property, business or asset that was sold, transferred, abandoned or otherwise disposed was owned by a Credit Party.

“Consolidated EBITDAR” means, for any period, the sum of the following: (a) Consolidated EBITDA for such period plus (b) to the extent deducted (and not added back) in calculating Consolidated Net Income for such period, Consolidated Rents actually paid in cash for such period, determined on a Consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) (i) Consolidated EBITDAR less (ii) the aggregate amount of all unfinanced (other than with proceeds of the Loans) Consolidated Maintenance Capital Expenditures to (b) (i) Consolidated Interest Expense paid in cash plus (ii) Consolidated Rents plus (iii) the aggregate amount of all scheduled payments of principal on all Consolidated Total Indebtedness plus (iv) the aggregate amount of all Restricted Payments (other than Restricted Payments made for the purpose of paying taxes attributable to the Credit Parties), in each case calculated on a Consolidated basis for the Borrower and its Subsidiaries after eliminations for intercompany transactions.

“Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Finance Lease Obligations and all net payment obligations pursuant to Hedge Agreements) for such period.

“Consolidated Maintenance Capital Expenditures” means, with respect to any Credit Party or its Subsidiaries, Capital Expenditures made in the ordinary course of business to repair, replace or otherwise maintain fixed or capital assets of such Person (and, for the avoidance of doubt, shall not include any Capital Expenditure in connection with the initial build-out of any restaurant or unit).

“Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or any of its Subsidiaries or is merged into or consolidated with /the Borrower or any of its Subsidiaries or that Person’s assets are acquired by the Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Borrower or any of its Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes and (d) any gain or loss from Asset Dispositions during such period.

“Consolidated Rents” means, for any period, the aggregate fixed amounts payable by the Borrower and its Subsidiaries under any operating lease, calculated after eliminations for intercompany transactions.

“Consolidated Total Indebtedness” means, as of any date of determination with respect to the Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of (a) all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (a) and (c) of the definition of Indebtedness (after eliminating intercompany Indebtedness among the Credit Parties permitted by this Agreement) plus (b) all Guarantees of the Borrower and its Subsidiaries in respect of Indebtedness of the type described in clauses (a) and (c) of the definition of Indebtedness.

“Consolidated Senior Secured Net Lease Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Total Indebtedness (other than Subordinated Indebtedness) secured by a Lien on any property or assets of the Borrower or any of its Subsidiaries on such date plus (ii) the product of Consolidated Rents paid in cash for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended multiplied by eight less (iii) amounts held in a Managed Income Fund and unrestricted cash and Cash Equivalents of the Credit Parties in an amount not to exceed $35,000,000 to (b) Consolidated EBITDAR for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended. Notwithstanding the foregoing, for purposes of calculating the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to determine compliance with Section 8.14(a) as of the end of the Fiscal Quarters ending on or about March 31, 2022 and June 30, 2022, Consolidated EBITDA included in clause (b) above shall be calculated as (x) in the case of the Fiscal Quarter ending on or about March 31, 2022, actual Consolidated EBITDA for such Fiscal Quarter multiplied by 4.76, and (y) in the case of the Fiscal Quarter ending on or about June 30, 2022, actual Consolidated EBITDA for the period of two (2) consecutive Fiscal Quarters then ending multiplied by 1.96.

“Consolidated Total Net Lease Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Total Indebtedness on such date plus (ii) the product of Consolidated Rents paid in cash for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended multiplied by eight less (iii) amounts held in a Managed Income Fund and unrestricted cash and Cash Equivalents of the Credit Parties in an amount not to exceed $35,000,000 to
(2)Consolidated EBITDAR for the period of four (4) consecutive Fiscal Quarters of the Borrower most recently ended.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” means each deposit account and securities account that is subject to an account control agreement in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Lender entitled to Cash Collateral hereunder at the time such control agreement is executed.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Party” shall have the meaning set forth in Section 11.23.

“Credit Facility” means, collectively, the Revolving Credit Facility, the Term Loan Facility, the Swingline Facility and the L/C Facility.

“Credit Parties” means, collectively, the Borrower and the Guarantors.

“Cure Payments” means amounts received by and contributed to the Borrower and used to increase EBITDA in connection with Section 9.7.

“Daily Simple SOFR” means, for any day~~,~~ (a “SOFR~~, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.~~ Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website.

“Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any of the events specified in Section 9.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 4.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans or any Term Loan required to be funded by it hereunder within two (2) Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has,
(i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through
(d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.15(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender, the Swingline Lender and each Lender.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute

Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Revolving Commitment Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United
States.

“Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:
~~(1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and~~
~~(2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“Early Termination Payments” means (a) any “Early Termination Payments” as defined in the Tax Receivable Agreement and (b) any similar discounted present value payment (calculated on a basis substantially similar to “Early Termination Payments” as defined in the Tax Receivable Agreement) if such payment terminates the obligations of Holdings under the Tax Receivable Agreement with respect to the recipient(s) of such payment.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.9(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.9(b)(iii)).

“Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate or
(b) any Pension Plan or Multiemployer Plan that has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliate.

“Environmental Laws” means all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices of violation or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing; provided that Permitted Convertible Indebtedness, or other debt securities that are or by their terms may be convertible or exchangeable into or for Equity Interests, Permitted Bond Hedge Transactions or Permitted Warrant Transactions, in each case, shall not constitute capital stock or Equity Interests.

“Equity Issuance” means (a) any issuance by the Borrower of shares of its Equity Interests to any Person that is not a Credit Party (including, without limitation, in connection with the exercise of options or warrants or the conversion of any debt securities to equity) and (b) any capital contribution from any Person that is not a Credit Party into any Credit Party or any Subsidiary thereof. The term “Equity Issuance” shall not include (A) any Asset Disposition or (B) any Debt Issuance.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

~~“Eurodollar Loan” means any Loan bearing interest at a rate based upon the Adjused LIBO Rate as provided in Section 4.1(a).~~

“Event of Default” means any of the events specified in Section 9.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Subsidiary” means, with respect to any Credit Party, any Subsidiary of such Credit Party, at any date of determination, (a) that is a “controlled foreign corporation” as defined in Section 957 of the Code, (b) that is a direct or indirect Subsidiary of a “controlled foreign corporation” as defined in Section 957 of the Code, (c) substantially all of the assets of which are equity interests in one or more “controlled foreign corporations” as defined in Section 957 of the Code, (d) that is not directly or indirectly a Wholly-Owned Domestic Subsidiary of the Borrower, (e) any Immaterial Subsidiary and (f) any Foreign Subsidiary.

“Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under Section 12.8). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 4.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.11(g) and (d) any withholding Taxes imposed under FATCA.

“Existing Accounts” mean those certain accounts and certificates of deposit maintained by Borrower with J.P. Morgan Chase as of the date hereof.

“Existing Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of January 28, 2015, as amended, by and among the Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

“Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of
(1)the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding,
(2)such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding,
(3)such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of the Term Loans made by such Lender then outstanding, or
(b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Funds Effective Rate” means, for any day, the rate ~~per annum equal to the weighted average of the rates on overnight~~calculated by the NYFRB based on such day’s federal funds transactions ~~with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing~~by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate ~~shall~~as so determined would be less than ~~zero~~0.00%, such rate shall be deemed to be ~~zero~~0.00% for the purposes of this Agreement.

~~“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.~~

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Finance Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower, in each case, in his or her capacity as such and to the extent the Administrative Agent has received an incumbency certificate with respect to such Person in form and substance reasonably satisfactory to the Administrative Agent.

“First Amendment Closing Date” means May 4, 2020.

“First Tier Foreign Subsidiary” means any Excluded Subsidiary described in clauses (a), (b), (c) or (f) of the definition of “Excluded Subsidiary”, the Equity Interests of which are owned directly by any Credit Party.

“Fiscal Month” means each of the 12 consecutive accounting periods in a Fiscal Year, 8 of which consist of 4 Fiscal Weeks and 4 of which consist of 5 Fiscal Weeks. In the case of a Fiscal Year that consists of 53 Fiscal Weeks, the last Fiscal Month of that Fiscal Year consists of 6 Fiscal Weeks.

“Fiscal Quarter” means any quarter of a Fiscal Year comprised of 3 Fiscal Months, the first 2 of which contain 4 weeks and the third of which contains 5 weeks.

“Fiscal Week” means any 7 calendar days beginning on a Thursday and ending on a Wednesday.
A Fiscal Year consists of either 52 or 53 Fiscal Weeks.

“Fiscal Year” means Holdings’ annual fiscal period, which comprises 12 consecutive Fiscal Months, and either 52 or 53 Fiscal Weeks, ending on the last Wednesday of each December.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to ~~USD LIBOR.~~the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0.00%.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, any Lender (or if the Lender is a disregarded entity for U.S. federal income tax purposes, the Person treated as the owner of the assets of such Lender for U.S. federal income tax purposes) that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, any Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the
Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by the Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the date hereof or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness or other obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” means, collectively, (a) all direct and indirect Subsidiaries of the Borrower (other than Excluded Subsidiaries) in existence on the Closing Date or which become a party hereto pursuant to Section 7.14 and (b) with respect to (i) all obligations under any Secured Hedge Agreement and any Secured Cash Management Agreement and (ii) Swap Obligations of a Specified Credit Party (determined before giving effect to Sections 12.1 and 12.8) under the Guaranty hereunder, the Borrower, and in each case, their successors and permitted assigns.

“Guaranty” means the Guarantee made by the Guarantors in favor of the Secured Parties pursuant to Article XII.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other chemicals, materials or substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedge Agreement.

“Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a Credit Party permitted under Article VIII, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date), is a party to a Hedge Agreement with a Credit Party, in each case in its capacity as a party to such Hedge Agreement.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“Holdings” means Shake Shack Inc., a Delaware corporation.

“Holdings Financials Test” means, as of the date of any particular financial statement, (a) Holdings does not have any material assets or liabilities (greater than 10% of the consolidated total assets of Holdings) other than (i) Equity Interests in the Borrower, (ii) deferred tax assets and deferred tax liabilities in respect of its investment in Borrower, and (iii) deferred tax assets and contingent liabilities in respect of the Tax Receivable Agreement, and (b) for purposes of preparing financial statements of Holdings, the entire financial condition and all of the financial operations of the Borrower and its Subsidiaries will, in accordance with GAAP, be consolidated into the financial condition and financial operations of Holdings.

“Immaterial Subsidiary” means any Subsidiary that (a) did not, as of the last day of the Fiscal Quarter of the Borrower most recently ended for which financial statements are required to be delivered (whether or not such financial statements are actually delivered), have assets with a value in excess of
$500,000, and (b) taken together with all Immaterial Subsidiaries as of the last day of the Fiscal Quarter of the Borrower most recently ended for which financial statements are required to be delivered (whether or not such financial statements are actually delivered), did not have assets with a value in excess of
$1,000,000.

“Increased Amount Date” has the meaning assigned thereto in Section 4.13(a).

“Incremental Facilities Limit” means $100,000,000 less the total aggregate initial principal amount (as of the date of incurrence thereof) of all previously incurred unfunded Incremental Loan Commitments and Incremental Loans.

“Incremental Lender” has the meaning assigned thereto in Section 4.13(a).

“Incremental Loan Commitments” has the meaning assigned thereto in Section 4.13(a)(ii). “Incremental Loans” has the meaning assigned thereto in Section 4.13(a)(ii).

“Incremental    Revolving    Credit    Commitment”    has    the    meaning    assigned    thereto    in Section 4.13(a)(ii).

“Incremental Revolving Credit Increase” has the meaning assigned thereto in Section 4.13(a)(ii). “Incremental Term Loan” has the meaning assigned thereto in Section 4.13(a)(i).
“Incremental Term Loan Commitment” has the meaning assigned thereto in Section 4.13(a)(i).

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(1)all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(2)all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all payment obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;

(3)the Attributable Indebtedness of such Person with respect to such Person’s Finance Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(4)all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(5)all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(6)all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person;

(7)all obligations of any such Person in respect of Disqualified Equity Interests;

(8)all net obligations of such Person under any Hedge Agreements; and

(9)all Guarantees of any such Person with respect to any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. In respect of Indebtedness of another Person secured by a

Lien on the assets of the specified Person, the amount of such Indebtedness as of any date of determination will be the lesser of (x) the fair market value of such assets as of such date and (y) the amount of such Indebtedness as of such date.

The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and
(b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 11.3(b). “Information” has the meaning assigned thereto in Section 11.10.
“Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property with a fair value immediately prior to such event equal to or greater than $2,500,000.

“Interest Period” means~~, as to each Eurodollar Loan~~ with respect to any Term Benchmark Borrowing, the period commencing on the date of such ~~Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan~~Borrowing and ending on the ~~date~~numerically corresponding day in the calendar month that is one (1~~), two (2~~), three (3)~~,~~ or six (6) months ~~or, if agreed by all of the relevant Lenders twelve (12) months~~ thereafter, (in each case ~~as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and~~, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that:

~~(1)~~(i) ~~the Interest Period shall commence on the date of advance of or conversion to any Eurodollar Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;~~

~~(2)~~if any Interest Period would ~~otherwise expire~~end on a day ~~that is not~~other than a Business Day, such Interest Period shall ~~expire on~~be extended to the next succeeding Business Day~~; provided that if any Interest Period with respect to a Eurodollar Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month,~~ unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall ~~expire~~end on the ~~immediately~~next preceding Business Day;

~~(3)~~, (ii) any Interest Period ~~with respect to a Eurodollar Loan that begins~~that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month ~~at the end~~ of such Interest Period) shall end on the last Business Day of the ~~relevant~~last calendar month ~~at the end~~ of such Interest Period; and (iii) no tenor that has been removed from this definition pursuant to Section 4.8(b)(iv) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

~~(4) no Interest Period shall extend beyond the Revolving Credit Maturity Date; and~~

~~(5) there shall be no more than ten (10) Interest Periods in effect at any time.~~

~~“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.~~

“Investment” means, with respect to any Person, that such Person (a) purchases, owns, invests in or otherwise acquires (in one transaction or a series of transactions), directly or indirectly, any Equity Interests, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, (b) makes any Acquisition or (c) makes or permits to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, or guarantee of any debt of other obligation of, any Person. Notwithstanding anything to the contrary in the foregoing, neither the purchase of any Permitted Bond Hedge Transaction by the Borrower or any of its Subsidiaries, the performance of its obligations thereunder and the acquisition of Equity Interests of Holdings upon termination or settlement thereof, nor the acquisition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower, or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction, or Permitted Warrant Transaction shall be an Investment.

“Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1),
et seq.).

“IRS” means the United States Internal Revenue Service.

~~“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.~~

“ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

“Issuing Lender” means Chase, in its capacity as issuer of Letters of Credit hereunder.

“L/C Commitment” means the obligation of the Issuing Lender to issue Letters of Credit for the account of the Borrower or one of more of its Subsidiaries from time to time in an aggregate amount equal to the amount set forth opposite the name of the Issuing Lender under the heading “L/C Commitment” on Schedule 1.1.

“L/C Facility” means the letter of credit facility established pursuant to Article III.

“L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

“L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the Issuing Lender.
“L/C Sublimit” means the lesser of (a) $15,000,000 and (b) the Revolving Credit Commitment. “Lender” means each Person executing this Agreement as a Lender on the Closing Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and
Assumption or pursuant to Section 4.13, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Lender Joinder Agreement” means a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent delivered in connection with Section 4.13.

“Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.

“Letter of Credit Application” means an application requesting the Issuing Lender to issue a Letter of Credit and, if required by the Issuing Lender, a reimbursement agreement, in each case in the form specified by the Issuing Lender from time to time.

“Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 3.1.

“Leverage Increase Period” has the meaning assigned thereto in Section 8.14(a).

~~“LIBO Rate” means, with respect to any Eurodollar Loan for any applicable Interest Period or for any CBFR Loan, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate, subject to Section 4.8 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error). Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a CBFR Loan, such rate shall be determined as modified by the definition of “Adjusted One Month LIBOR Rate”. Each calculation by the Administrative Agent of the LIBO Rate shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.8(c), in the event that a Benchmark Replacement with respect to the LIBO Rate is implemented then all references herein to the LIBO Rate shall be deemed to be references to such Benchmark Replacement.~~

~~“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Loan for any Interest Period or for any CBFR Loan, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages~~

~~LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement; provided, further, that the foregoing proviso shall not be applicable to determine the “Adjusted One Month LIBOR Rate” and the “CB Floating Rate”.~~

“Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Finance Lease Obligation or other title retention agreement relating to such asset.

“Liquidity” shall mean, as of any date of determination, the aggregate amount of unrestricted and unencumbered (other than by Liens in favor of the Administrative Agent) cash and Cash Equivalents of the Credit Parties maintained in the United States plus the aggregate amount actually available to be drawn by the Borrower under the Revolving Credit Commitments.
“LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of January 28, 2015 as amended by Amendment No. 1 dated as of March 7, 2016 and Amendment No. 2 dated as of February 6, 2017.
“Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, the Letter of Credit Applications, the Security Documents and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement).

“Loans” means the collective reference to the Revolving Credit Loans, the Term Loan and the Swingline Loans, and “Loan” means any of such Loans.

~~“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.~~

“Managed Income Fund” means (a) that certain Managed Income Fund – Class L held by the Borrower at JP Morgan Asset Management and which invests mainly in investment-grade, US dollar-denominated fixed and floating-rate debt and (b) any similar managed income fund account held by a Credit Party with Chase or any of its Affiliates that invests mainly in investment-grade, US dollar-denominated fixed and floating-rate debt.

“Material Adverse Effect” means, with respect to the Borrower and its Subsidiaries, a material adverse effect (a) on the operations, business, assets, or financial condition of the Credit Parties, taken as a whole, (b) on the ability of the Credit Parties taken as a whole to perform their respective obligations under the Loan Documents to which it is a party, (c) on a substantial portion of the Collateral, or the Administrative Agent’s Liens (on behalf of itself and the Lenders) on the Collateral or the priority of such Liens, or (d) on the rights and remedies of the Administrative Agent or any Lender under any Loan Document.

“Material Contract” means any written contract or agreement of any Credit Party (other than any lease agreement of any Credit Party) or any of its Subsidiaries, the breach, non-performance, cancellation or failure to renew of which could reasonably be expected to have a Material Adverse Effect.

“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 9.2(b), an amount equal to 105% of the outstanding amount of all L/C Obligations and (c) otherwise, an amount determined by the Administrative Agent and each of the applicable Issuing Lenders that is entitled to Cash Collateral hereunder at such time in their sole discretion.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding seven (7) years.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.2 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Guarantor Subsidiary” means any Subsidiary of the Borrower that is not a Guarantor. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing the portion of the Loans made by such Lender, substantially in the form attached as Exhibit A, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

“Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a).
“Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders, the Issuing Lender or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of a Financial Officer substantially in the form attached as Exhibit F.

“Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a finance lease.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of the Borrower pursuant to Section 4.12).

“Participant” has the meaning assigned thereto in Section 11.9(d). “Participant Register” has the meaning assigned thereto in Section 11.9(d).
“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates.

“Permitted Acquisition” means any Acquisition that meets all of the following requirements:

(1)no less than ten (10) Business Days (or such later date as the Administrative Agent agrees in its discretion) prior to the proposed closing date of such Acquisition, the Borrower shall have delivered written notice of such Acquisition to the Administrative Agent and the Lenders, which notice shall include the proposed closing date of such Acquisition;

(2)the Borrower shall have certified on or before the closing date of such Acquisition, in writing and in a form reasonably acceptable to the Administrative Agent, that such Acquisition is not hostile;

(3)the Person or business to be acquired shall be in a line of business permitted pursuant to Section 8.11;

(4)if such Acquisition is a merger or consolidation, the Borrower or a Guarantor shall be the surviving Person and no Change in Control shall have been effected thereby;

(5)the Borrower shall have delivered to the Administrative Agent all documents required to be delivered pursuant to, and in accordance with, Section 7.14;

(6)the Borrower shall be in compliance on a pro forma basis (as of the date of the Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Section 8.14, based on the financial statements delivered hereunder for the most recent Fiscal Quarter end preceding such Acquisition for which financial statements are available;

(7)if the Permitted Acquisition Consideration for such Permitted Acquisition exceeds $50,000,000, the Borrower shall have delivered to the Administrative Agent, no later than ten (10) Business Days prior to the proposed closing date of such Acquisition (or such later date as the Administrative Agent agrees in its discretion), to the extent requested by the Administrative Agent, such financial statements of the target business as are available to the Borrower;

(8)no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such Acquisition;

(9)after giving effect to the Acquisition, Liquidity shall be at least $25,000,000; and

(10)the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other Acquisition.

“Permitted Acquisition Consideration” means the aggregate amount of the purchase price, including, but not limited to, any assumed debt, earn-outs (valued at the maximum amount payable thereunder), deferred payments, or Equity Interests of the Borrower, to be paid on a singular basis in connection with any applicable Permitted Acquisition in order to consummate the applicable Permitted Acquisition.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings) purchased by the Borrower or Holdings in connection with the issuance of any Permitted Convertible Indebtedness and settled upon exercise in common stock of Holdings (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Holdings; provided that the other terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).

“Permitted Convertible Indebtedness” means unsecured Indebtedness of the Borrower or Holdings that (a) as of the date of issuance thereof contains customary conversion or exchange rights (as applicable) and offer to repurchase rights for transactions of such type (as determined by the board of directors of Holdings, or a committee thereof, in good faith) and (b) is convertible or exchangeable into shares of common stock of Holdings (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings), cash or a combination thereof (such amount of cash determined by reference to the price of Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Holdings (it being understood that any such Indebtedness of Holdings for which any Credit Party or Subsidiary has corresponding obligations with Holdings shall be deemed, without duplication, to be Indebtedness of the Credit Parties and their Subsidiaries hereunder).

“Permitted Investors” means, collectively, Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Malted Coinvest LLC, Daniel Meyer and any Affiliate of the foregoing.

“Permitted Liens” means the Liens permitted pursuant to Section 8.2.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings) sold by the Borrower or Holdings substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of Holdings (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Holdings; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lenders” has the meaning assigned thereto in Section 7.2. “QFC Credit Support” shall have the meaning set forth in Section 11.23.
“Qualified Transaction” means (a) a Permitted Acquisition for which the aggregate Permitted Acquisition Consideration exceeds $50,000,000, (b) a series of related Permitted Acquisitions in any three (3) month period, for which the aggregate Permitted Acquisition Consideration for all such Permitted Acquisitions exceeds $50,000,000, (c) any Early Termination Payment in excess of
$50,000,000 or (d) a series of Early Termination Payments in any three (3) month period in excess of
$50,000,000 in the aggregate; provided, that, for any transaction or series of transactions to qualify as a “Qualified Transaction”, the Administrative Agent shall have received (not fewer than five (5) Business Days (or such lesser period of time as may be agreed to by the Administrative Agent in its sole discretion) prior to the consummation of such transaction or the last in a series of related transactions) a Qualified Transaction Election Certificate with respect to such transaction or series of transactions.

“Qualified Transaction Election Certificate” means a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, (a) certifying that the applicable Permitted Acquisition, series of related Permitted Acquisitions, Early Termination Payment or series of Early Termination Payments meet the criteria set forth in clauses (a), (b), (c) or (d) (as applicable) of the definition of “Qualified Transaction”, and (b) notifying the Administrative Agent that the Borrower has elected to treat such transaction or series of related transactions as a “Qualified Transaction”.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the Guaranty under Article XII becomes effective with respect to such Swap Obligation or such other Credit Party that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Lender, as
applicable.

“Reference Time” with respect to any setting of the then-current Benchmark means (~~a~~1) if such Benchmark is ~~USD LIBOR, 11:00 a.m. (London~~the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two ~~(2) London Banking~~U.S. Government Securities Business Days preceding the date of such setting, ~~and (b~~(2) if the RFR for such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is ~~not USD LIBOR~~none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning assigned thereto in Section 11.9(c).

“Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by the Issuing Lender.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means ~~the FRB or~~, the Federal Reserve ~~Bank of New York~~Board and/or the NYFRB, or a committee officially endorsed or convened by the ~~FRB or the~~ Federal Reserve ~~Bank of New York, or~~Board and/or the NYFRB or, in each case, any successor thereto.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable.

“Removal Effective Date” has the meaning assigned thereto in Section 10.6(b).

“Replacement Rate” has the meaning assigned thereto in Section 4.8(c).

“Required Lenders” means (a) at any time there are two or more Lenders, at least two Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders and (b) at any time there is one Lender, such Lender. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning assigned thereto in Section 10.6(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer, general counsel or assistant treasurer of such Person or any other officer of such Person designated in writing by the Borrower and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“Restricted Payment” means any dividend on, or the making of any payment or other distribution on account of, or the purchase, redemption, retirement or other acquisition (directly or indirectly) of, or the setting apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, the making of any payment with respect to any earn-out or similar obligation incurred in connection with an Acquisition permitted hereunder or the making of any distribution of cash, property or assets to the holders of any Equity Interests of any Credit Party or any Subsidiary thereof on account of such Equity Interests.
“Reuters” means, as applicable, Thomson Reuters Corp, Refinitiv, or any successor thereto. “Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C
Obligations and Swingline Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.13). The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the Closing Date shall be $50,000,000. The initial Revolving Credit Commitment of each Revolving Credit Lender is set forth opposite the name of such Lender under the heading “Revolving Credit Commitment” on Schedule 1.1.

“Revolving Credit Commitment Percentage” means, with respect to any Revolving Credit Lender at any time, the percentage of the total Revolving Credit Commitments of all the Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Revolving Credit Commitment Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. The initial Revolving Credit Commitment Percentage of each Revolving Credit Lender is set forth opposite the name of such Lender under the heading “Revolving Credit Commitment” on Schedule 1.1.

“Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Revolving Credit Lender’s participation in L/C Obligations and Swingline Loans at such time.

“Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such revolving credit facility established pursuant to Section 4.13).

“Revolving Credit Lenders” means, collectively, all of the Lenders with a Revolving Credit Commitment.

“Revolving Credit Loan” means any revolving loan made to the Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires.

“Revolving Credit Maturity Date” means the earliest to occur of (a) March 5, 2026, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, and
(c) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

“Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

“RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR.

“S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial and any successor thereto.

“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived.

“Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement between or among any Credit Party and any Cash Management Bank.

“Secured Hedge Agreement” means any Hedge Agreement between or among any Credit Party and any Hedge Bank.

“Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Credit Party under (i) any Secured Hedge Agreement and
(ii) any Secured Cash Management Agreement; provided that the “Secured Obligations” of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lender, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 10.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns.

“Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.).

“Security Documents” means the collective reference to the Collateral Agreement and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing the Secured Obligations.

“SOFR” means~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR Administrator ~~on the SOFR Administrator’s Website on the immediately succeeding Business Day~~.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and
(e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Credit Party” means, any Credit Party that is, at the time on which the Guaranty (or grant of security interest, as applicable) becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 12.8.

~~“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.~~

“Subordinated Indebtedness” means any Indebtedness incurred by the Borrower or any of its Subsidiaries that is expressly subordinated and made junior in right of payment to the full and final payment of the Secured Obligations on terms and conditions satisfactory to the Administrative Agent.

“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.

“Supported QFC” shall have the meaning set forth in Section 11.23.

“Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swingline Commitment” means the lesser of (a) $3,000,000 and (b) the Revolving Credit Commitment.

“Swingline Facility” means the swingline facility established pursuant to Section 2.2.

“Swingline Lender” means Chase in its capacity as swingline lender hereunder or any successor thereto.

“Swingline Loan” means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.
“Swingline Participation Amount” has the meaning assigned thereto in Section 2.2(b)(iii). “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of February 4, 2015, among Holdings and other members of the Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term Loan Facility” means any new term loan facility established pursuant to Section 4.13.

“Term Loan Lender” means any Lender with an Incremental Term Loan Commitment and/or outstanding Term Loans.

“Term Loan Percentage” means, with respect to any Term Loan Lender at any time, the percentage of the total outstanding principal balance of the Term Loans represented by the outstanding principal balance of such Term Loan Lender’s Term Loans.

“Term Loans” means the Incremental Term Loans and “Term Loan” means any of such Term
Loans.

“Term SOFR~~” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~ Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Loan” means any Loan bearing interest at a rate based upon the Term SOFR Rate as provided in Section 4.1(a).

“Term SOFR ~~Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.~~Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

~~“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR.~~

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) thecessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate.

“Threshold Amount” means $10,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time.

“Trade Date” has the meaning assigned thereto in Section 11.9(b)(i).

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing and conversion of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States” means the United States of America.

~~“USD LIBOR” means the London interbank offered rate for Dollars.~~

“U.S. Borrower” means any Borrower that is a U.S. Person.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” shall have the meaning set forth in Section 11.23. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 4.11(g).
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal.
“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such
Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its
Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than and/or one or more of its Wholly-Owned Subsidiaries).

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined,
(b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and

“property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and
(j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”.

Section 1.3    Accounting Terms.

(1)All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 7.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(2)If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(3)Notwithstanding anything in this Agreement to the contrary, except in connection with the preparation of financial statements in accordance with GAAP, in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to the Financial Accounting Standards Board Accounting Standard update 2016-02, Leases (Topic 842), or any other change in GAAP subsequent to the Closing Date, be considered a finance lease for purposes of this Agreement.

Section 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

Section 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act, the UCC, the Investment Company Act, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

Section 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.8 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).

Section 1.9 Guarantees/Earn-Outs. Unless otherwise specified, (a) the amount of any Guarantee shall be the lesser of the amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee and (b) the amount of any earn-out or similar obligation shall be the amount of such obligation as reflected on the balance sheet of such Person in accordance with GAAP.

Section 1.10    Covenant Compliance Generally. For purposes of determining compliance under Sections 8.1, 8.2, 8.3, 8.5 and 8.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 7.1(a). Notwithstanding the foregoing, for purposes of determining compliance with Sections 8.1, 8.2 and 8.3, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.10 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

Section 1.11 Interest Rates; ~~LIBOR~~Benchmark Notification. The interest rate on ~~Eurodollar Loans and CBFR Loans (when determined by reference to the Adjusted One Month LIBOR Rate) is determined by reference to LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered~~

~~rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans or CBFR Loans (when determined by reference to the Adjusted One Month LIBOR Rate). In light of this eventuality, public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in~~a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 4.8(c)~~, such Section 4.8~~(~~c~~i) provides a mechanism for determining an alternative rate of interest. The ~~Administrative Agent will notify the Borrower in advance, pursuant to Section 4.8(c), of any change to the reference rate upon which the interest rate on Eurodollar Loans and CBFR Loans (when determined by reference to the Adjusted One Month LIBOR Rate) is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, ~~(i)~~ the administration ~~of~~, submission ~~of~~, ~~calculation of~~performance or any other matter related to ~~the London interbank offered rate or other rates in the definition of “LIBO Rate”~~any interest rate used in this Agreement, or with respect to any alternative, ~~comparable~~ or successor rate thereto, or replacement rate thereof ~~(including any then-current Benchmark or any Benchmark Replacement)~~, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate ~~(including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c),~~ will be similar to, or produce the same value or economic equivalence of, ~~LIBO Rate or any other Benchmark,~~the existing interest rate being replaced or have the same volume or liquidity as did ~~the London interbank offered rate or any other Benchmark~~any existing interest rate prior to its discontinuance or unavailability~~, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.~~. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II REVOLVING CREDIT FACILITY
Section 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Revolving Credit Lender severally agrees to make Revolving Credit Loans in Dollars to the Borrower from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (b) the Revolving Credit Exposure of any Revolving Credit Lender shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.

Section 2.2    Swingline Loans.

(1)Availability. Subject to the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, Section 5.2(e) of this Agreement, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, the Swingline Lender may, in its sole discretion, make Swingline Loans in Dollars to the Borrower from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date; provided, that (i) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (ii) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the Swingline Commitment.

(2)Refunding.

(a)The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), by written notice given no later than 11:00 a.m. on any Business Day request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan as a CBFR Loan in an amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate amount of the Swingline Loans outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such notice. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Swingline Loans. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

(b)The Borrower shall pay to the Swingline Lender on demand, and in any event on the Revolving Credit Maturity Date, in immediately available funds the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrower irrevocably authorizes the Administrative Agent to charge any account maintained by the Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding

Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages.

(c)If for any reason any Swingline Loan cannot be refinanced with a Revolving Credit Loan pursuant to Section 2.2(b)(i), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.2(b)(i), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to such Revolving Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Swingline Loans then outstanding. Each Revolving Credit Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its Swingline Participation Amount. Whenever, at any time after the Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Revolving Credit Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Credit Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Credit Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(d)Each Revolving Credit Lender’s obligation to make the Revolving Credit Loans referred to in Section 2.2(b)(i) and to purchase participating interests pursuant to Section 2.2(b)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article V, (C) any adverse change in the condition (financial or otherwise) of the Borrower, (D) any breach of this Agreement or any other Loan Document by the Borrower, any other Credit Party or any other Revolving Credit Lender or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(e)If any Revolving Credit Lender fails to make available to the Administrative Agent, for the account of the Swingline Lender, any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.2(b) by the time specified in Section 2.2(b)(i) or 2.2(b)(iii), as applicable, the Swingline Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the ~~applicable Federal Funds Rate~~greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan or Swingline Participation Amount, as the case may be. A certificate of the Swingline Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(3)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.2 shall be subject to the terms and conditions of Section 4.14 and Section 4.15.

Section 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans.

(1)Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice (delivered by hand or by electronic mail in .pdf format) substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each CBFR Loan and each Swingline Loan and (ii) at least three (3) Business Days before each ~~Eurodollar~~Term Benchmark Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to CBFR Loans (other than Swingline Loans), in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof,
(y) with respect to ~~Eurodollar~~Term Benchmark Loans in an aggregate principal amount of
$5,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be ~~Eurodollar~~Term Benchmark Loans or CBFR Loans, and (E) in the case of a ~~Eurodollar~~Term Benchmark Loan, the duration of the Interest Period applicable thereto; provided that if the Borrower wishes to request ~~Eurodollar~~Term Benchmark Loans having an Interest Period of twelve months in duration, such notice must be received by the Administrative Agent not later than 11:00 a.m. four (4) U.S. Government Securities Business Days prior to the requested date of such borrowing, whereupon the Administrative Agent shall give prompt notice to the Revolving Credit Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. If the Borrower fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as CBFR Loans. If the Borrower requests a borrowing of ~~Eurodollar~~Term Benchmark Loans in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing.

(2)Disbursement of Revolving Credit and Swingline Loans. Not later than 1:00
p.m. on the proposed borrowing date, (i) each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.3 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b).

Section 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans.

(1)Repayment on Termination Date. The Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Credit Maturity Date), together, in each case, with all accrued but unpaid interest thereon.

(2)Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Revolving Credit Commitment, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 9.2(b)).

(3)Optional Prepayments. The Borrower may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, without premium or penalty, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each CBFR Loan and each Swingline Loan and (ii) at least three (3) Business Days before each ~~Eurodollar~~Term Benchmark Loan, specifying the date and amount of prepayment and whether the prepayment is of ~~Eurodollar~~Term Benchmark Loans, CBFR Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to CBFR Loans (other than Swingline Loans), $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to ~~Eurodollar~~Term Benchmark Loans and $500,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such other identifiable event or condition and may be revoked by the Borrower in the event such contingency is not met (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9).

(4)Limitation on Prepayment of ~~Eurodollar~~Term Benchmark Loans. The Borrower may not prepay any ~~Eurodollar~~Term Benchmark Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

(5)Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section 2.4 shall affect any of the Borrower’s obligations under any Hedge Agreement entered into with respect to the Loans.

Section 2.5 Permanent Reduction of the Revolving Credit Commitment.

(1)Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior irrevocable written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Revolving Credit Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitment shall be paid on the effective date of such termination. Notwithstanding the foregoing, any notice to reduce the Revolving Credit Commitment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such identifiable event or condition and may be revoked by the Borrower in the event such contingency is not met (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9).

(2)Corresponding Payment. Each permanent reduction permitted pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced, and if the aggregate amount of all outstanding Letters of Credit exceeds the Revolving Credit Commitment as so reduced, the Borrower shall be required to deposit Cash Collateral in a Cash Collateral account opened by the Administrative Agent in an amount equal to such excess. Such Cash Collateral shall be applied in accordance with Section 9.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any ~~Eurodollar~~Term Benchmark Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

Section 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date.

ARTICLE III

LETTER OF CREDIT FACILITY

Section 3.1    L/C Facility.

(1)Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of the Borrower or, subject to Section 3.10, any Subsidiary thereof, Letters of Credit may be issued on any Business Day from the Closing Date to, but not including the thirtieth (30th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Sublimit or (b) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment.

(2)Terms of Letters of Credit. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $100,000, (or such lesser amount as agreed to by the Issuing Lender and the Administrative Agent), (ii) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit, which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to the Issuing Lender as of the Closing Date and that the Issuing Lender in good faith deems material to it, (B) the conditions set forth in Section 5.2 are not satisfied, (C) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally or (D) the beneficiary of such Letter of Credit is a Sanctioned Person. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires.

(3)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Article III shall be subject to the terms and conditions of Section 4.14 and Section 4.15.

Section 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender or the Administrative Agent may request. Upon receipt of any Letter of Credit Application, the Issuing Lender shall, process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall promptly furnish to the Borrower and the Administrative Agent a copy of such Letter of Credit and the Administrative Agent shall promptly notify each Revolving Credit Lender of the issuance and upon request by any Lender, furnish to such Revolving Credit Lender a copy of such Letter of Credit and the amount of such Revolving Credit Lender’s participation therein.

Section 3.3    Commissions and Other Charges.

(1)Letter of Credit Commissions. Subject to Section 4.15(a)(iii)(B), the Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the daily amount available to be drawn under such Letters of Credit times the Applicable Margin with respect to Revolving Credit Loans that are ~~Eurodollar~~Term Benchmark Loans (determined, in each case, on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3 in accordance with their respective Revolving Credit Commitment Percentages.

(2)Issuance Fee. In addition to the foregoing commission, the Borrower shall pay directly to the Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit issued by the Issuing Lender, in an amount equal to 0.125% per annum on the daily maximum amount available to be drawn under each such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.8. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Credit Maturity Date and thereafter on demand of the Issuing Lender. In addition, you agree to pay the Issuing Lender its customary documentation fees, including, without limitation, in respect of any amendments, modifications, extensions, renewals and draws, as applicable, of or on the Letters of Credit issued by it.

(3)Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it.

Section 3.4    L/C Participations.

(1)The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C

Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

(2)Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, issued by it, the Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent (which, in turn shall pay the Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the ~~daily average Federal Funds Rate as~~greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4 shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4, if the L/C Participants receive notice that any such payment is due
(A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and
(B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.

(3)Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

(4)Each L/C Participant’s obligation to make the Revolving Credit Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article V, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Credit Party or any other Revolving Credit Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

Section 3.5 Reimbursement Obligation of the Borrower. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section 3.5 or with funds from other sources), in same day funds, the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft paid by it under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment. Unless the Borrower shall promptly notify the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan as a CBFR Loan on the applicable repayment date in the amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment, and the Revolving Credit Lenders shall make a Revolving Credit Loan as a CBFR Loan in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section 3.5 to reimburse the Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article V. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, or if the amount of such drawing is not fully refunded through a CBFR Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding CBFR Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

Section 3.6 Obligations Absolute. The Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions caused by the Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit issued to it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit.

Section 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

Section 3.8    Resignation of Issuing Lender.

(1)Any Lender may at any time resign from its role as an Issuing Lender hereunder upon not less than thirty (30) days prior notice to the Borrower and the Administrative Agent (or such shorter period of time as may be acceptable to the Borrower and the Administrative Agent).

(2)Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuing Lender and all L/C Obligations with respect thereto (including, without limitation, the right to require the Revolving Credit Lenders to take such actions as are required under Section 3.4). Without limiting the foregoing, upon the resignation of a Lender as an Issuing Lender hereunder, the Borrower may, or at the request of such resigned Issuing Lender the Borrower shall, use commercially reasonable efforts to make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit.

Section 3.9 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, the Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section 3.9, the Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by the Issuing Lender) with respect to each Letter of Credit issued by the Issuing Lender that is outstanding hereunder. In addition, the Issuing Lender shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of the Issuing Lender to provide such information pursuant to this Section 3.9 shall limit the obligations of the Borrower or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations hereunder.

Section 3.10 Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse, or to cause the applicable Subsidiary to reimburse, the Issuing Lender hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of the Borrower and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

ARTICLE IV

GENERAL LOAN PROVISIONS

Section 4.1    Interest.

(1)Interest Rate Options. Subject to the provisions of this Section 4.1, at the election of the Borrower, (i) Revolving Credit Loans and the Term Loans shall bear interest at
(A) the CB Floating Rate plus the Applicable Margin or (B) the ~~Adjusted LIBO~~Term SOFR Rate plus the Applicable Margin (provided that the ~~Adjusted LIBO~~Term SOFR Rate shall not be available until three (3) Business Days (or four (4) Business Days with respect to an ~~Adjusted LIBO~~Term SOFR Rate based on a twelve month Interest Period) after the Closing Date unless the Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 4.9 of this Agreement) and (ii) any Swingline Loan shall bear interest at the CB Floating Rate plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2.

(2)Default Rate. Subject to Section 9.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), (b), (i) or (j), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request ~~Eurodollar~~Term Benchmark Loans, Swingline Loans or Letters of Credit, (B) all outstanding ~~Eurodollar~~Term Benchmark Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to ~~Eurodollar~~Term Benchmark Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to CBFR Loans, (C) all outstanding CBFR Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to CBFR Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.

(3)Interest Payment and Computation. Interest on each CBFR Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing on September 30, 2019; and interest on each ~~Eurodollar~~Term Benchmark Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. A determination of the applicable CB Floating Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Daily Simple SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(4)Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this

Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

Section 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to
(a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding CBFR Loans (other than Swingline Loans) in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more ~~Eurodollar~~Term Benchmark Loans and
(b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding ~~Eurodollar~~Term Benchmark Loans in a principal amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof into CBFR Loans (other than Swingline Loans) or (ii) continue such ~~Eurodollar~~Term Benchmark Loans as ~~Eurodollar~~Term Benchmark Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any ~~Eurodollar~~Term Benchmark Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued ~~Eurodollar~~Term Benchmark Loan; provided that if the Borrower wishes to request ~~Eurodollar~~Term Benchmark Loans having an Interest Period of twelve months in duration, such notice must be received by the Administrative Agent not later than 11:00 a.m. four (4) Business Days prior to the requested date of such conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. If the Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any ~~Eurodollar~~Term Benchmark Loan, then the applicable ~~Eurodollar~~Term Benchmark Loan shall be converted to a CBFR Loan. Any such automatic conversion to a CBFR Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurodollar~~Term Benchmark Loan. If the Borrower requests a conversion to, or continuation of, ~~Eurodollar~~Term Benchmark Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a ~~Eurodollar~~Term Benchmark Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Term Benchmark Borrowing or an RFR Borrowing and (ii) unless repaid, (A) each Term Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing shall be converted to an ABR Borrowing immediately.

Section 4.3    Fees.

(1)Commitment Fee. Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing September 30, 2019 and ending on the date upon which all Obligations (other than contingent indemnification obligations for which no claim has been asserted or is known to exist) arising under the Revolving Credit Facility shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired and the Revolving Credit Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than the Defaulting Lenders, if any) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages.

(2)Other Fees. The Borrower shall pay to the Administrative Agent and the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.

Section 4.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.9, 4.10,
4.11 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 4.15(a)(ii).

Section 4.5    Evidence of Indebtedness.

(1)Extensions of Credit. The Extensions of Credit made by each Lender and the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or the Issuing Lender to the Borrower and its Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or the Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note which shall evidence such Lender’s Revolving Credit Loans, Term Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

(2)Participations. In addition to the accounts and records referred to in clause (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 4.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 4.9, 4.10, 4.11 or 11.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and
(b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(1)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and

(2)the provisions of this clause (ii) shall not be construed to apply to
(1)any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to the

Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this clause
(ii) shall apply).

Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.

Section 4.7    Administrative Agent’s Clawback.

(1)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of CBFR Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.3(b) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the ~~daily average Federal Funds~~NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to CBFR Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(2)Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the ~~Federal Funds~~NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(3)Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans, to issue or participate in Letters of Credit and to make payments under this Section 4.7, Section 4.11(e), Section 11.3(c) or Section 11.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

Section 4.8 Changed Circumstances.

(1)Alternate Rate of Interest. Subject to clauses (b)(i)(A), (b)(ii), (b)(iii), (b)(iv) and (b)(v) of this Section 4.8, if:

(a)~~(a) Circumstances Affecting Adjusted LIBO Rate Availability. Subject to clause (c) below, in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof or otherwise, if for any reason (i)~~ the Administrative Agent ~~shall determine~~determines (which determination shall be conclusive ~~and binding~~ absent manifest error) ~~that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan,(ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that~~(A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable ~~and adequate~~ means do not exist for ~~the~~ ascertaining the Adjusted ~~LIBO~~Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period ~~with respect to a proposed Eurodollar Loan or (iii)~~ or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or

(b)the Administrative Agent is advised by the Required Lenders ~~shall determine (which determination shall be conclusive and binding absent manifest error) that~~that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted ~~LIBO~~Term SOFR Rate ~~does~~for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining ~~such~~their Loans ~~during~~(or its Loan) included in such Borrowing for such Interest Period~~,~~ or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;

then the Administrative Agent shall ~~promptly~~ give notice thereof to the Borrower~~. Thereafter, until the~~ and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that ~~such~~the circumstances giving rise to such notice no longer exist~~, the obligation of the Lenders to make Eurodollar Loans and the right of the Borrower to convert any Loan to or continue any Loan as a Eurodollar Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurodollar Loan together with accrued interest thereon (subject to Section 4.1(d)),~~ with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Conversion/Continuation in accordance with the terms of Section 4.2 or a new Notice of Borrowing in accordance with the terms of Section 2.3(a), (1) any Notice of Conversion/Continuation that requests the conversion of any Revolving Credit Loan to, or continuation of any Revolving Credit Loan as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Revolving Credit Loan shall instead be deemed to be an Notice of Conversion/Continuation or a Notice of Borrowing, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 4.8(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 4.8(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 4.8(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the ~~then current~~ Interest Period applicable to such ~~Eurodollar Loan; or (B) convert the then outstanding principal amount of each such Eurodollar Loan to a CBFR Loan as of the last day of such Interest Period.~~Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 4.8(d)(i) or (ii) above or (y) an CBFR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 4.8(d)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an CBFR Loan.

(2) ~~Laws Affecting Adjusted LIBO Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Eurodollar Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans, and the right of the Borrower to convert any Loan to a Eurodollar Loan or continue any Loan as a Eurodollar Loan shall be suspended and thereafter the Borrower may select only CBFR Loans and (ii) if any of the Lenders may not lawfully continue to maintain a Eurodollar Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a CBFR Loan for the remainder of such Interest Period.~~

(2)~~(c)~~ Benchmark Replacement Setting.
(a)(A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 4.8(~~c~~b)) if a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (~~a)(~~1~~) or (a)(2~~) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (~~a)(3~~2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(2)Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.

(b)Benchmark Replacement Conforming Changes. ~~In connection with the implementation of a Benchmark Replacement,~~ Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (~~A~~i) any occurrence of a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B~~(ii) the implementation of any Benchmark Replacement, (~~C)~~iii) the effectiveness of any Benchmark Replacement Conforming Changes, (~~D)~~iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(~~iv~~v) below and (~~E)~~v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(~~c~~b).

(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR ~~or USD LIBOR~~Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and
(B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (i) a ~~borrowing of~~Term Benchmark Borrowing, conversion to or continuation of ~~Eurodollar~~Term Benchmark Loans to be made, converted or continued or
(ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any ~~such~~ request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a ~~borrowing~~Borrowing of or conversion to ~~CBFR Loans~~(A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) a CB Floating Rate Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the ~~Adjusted One Month LIBOR Rate, to the extent~~component of the CB Floating Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the CB Floating Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 4.8, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an CBFR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a CBFR Loan.

(3) ~~Illegality. If, in any applicable jurisdiction, the Administrative Agent, the Issuing Lender or any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the~~

~~Issuing Lender or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Extension of Credit such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Extension of Credit shall be suspended, and to the extent required by Applicable Law, cancelled. Upon receipt of such notice, the Credit Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by Applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality.~~

~~Section 4.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a Eurodollar Loan or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a Eurodollar Loan, (b) due to any failure of the Borrower to borrow or continue a Eurodollar Loan or convert to a Eurodollar Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any Eurodollar Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurodollar Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.~~

Section 4.9    Indemnity.

(1)With respect to Loans that are not RFR Loans, in the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.4), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked), or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.12, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(2)With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 4.12, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

Section 4.10    Increased Costs.

(1)Increased Costs Generally. If any Change in Law shall:

(a)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the ~~Adjusted LIBO~~Term SOFR Rate) or the Issuing Lender;

(b)subject any Recipient to any Taxes (other than (A) Indemnified Taxes,
(2)Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and
(3)Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(c)impose on any Lender or the Issuing Lender or the ~~London~~applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or ~~Eurodollar~~Term Benchmark Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the Issuing Lender or other Recipient, the Borrower shall promptly pay to any such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(2)Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender or the Issuing Lender the Borrower shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

(3)Certificates for Reimbursement. A certificate of a Lender, or the Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in clause (a) or (b) of this Section 4.10 and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(4)Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender or such other Recipient to demand compensation pursuant to this Section 4.10 shall not constitute a waiver of such Lender’s or the Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or the Issuing Lender or any other Recipient pursuant to this Section 4.10 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the Issuing Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or the Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 4.11 Taxes.

(1)Defined Terms. For purposes of this Section 4.11, the term “Lender” includes the Issuing Lender and the term “Applicable Law” includes FATCA.

(2)Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 4.11), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(3)Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(4)Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.11) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(5)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).

(6)Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(7)Status of Lenders.

(a)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(b)Without limiting the generality of the foregoing:

i.Any Lender (or, if the Lender is a disregarded entity for U.S. federal income tax purposes, the Person treated as the owner of the assets of such Lender for U.S. federal income tax purposes) that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;

ii.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(•)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(•)executed copies of IRS Form W-8ECI;

(•)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 871(h)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(•)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable;

provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

iii.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter at the time or times prescribed by applicable law or upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

iv.if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(1)On or prior to the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall, in the event that the Administrative Agent is a U.S. Person, deliver an IRS Form W-9 to Borrower, and in the event the Administrative Agent is not a U.S. Person, deliver to Borrower the appropriate IRS Form W-8 certifying the Administrative Agent’s exemption, if any, from U.S. withholding Taxes with respect to amounts payable under this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(8)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.11 (including by the payment of additional amounts pursuant to this Section 4.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 4.11 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(9)Survival. Each party’s obligations under this Section 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 4.12 Mitigation Obligations.

(1)Designation of a Different Lending Office. If any Lender requests compensation under Section 4.10, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, then such Lender shall, at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.10 or Section 4.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(2)Replacement of Lenders. If any Lender requests compensation under Section 4.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.10 or Section 4.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(a)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.9;

(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.11, such assignment will result in a reduction in such compensation or payments thereafter;

(d)such assignment does not conflict with Applicable Law; and

(e)in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(3)Selection of Lending Office. Subject to Section 4.12(a), each Lender may make any Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto.

Section 4.13    Incremental Loans.

(1)At any time, the Borrower may by written notice to the Administrative Agent elect to request the establishment of:

(a)one or more incremental term loan commitments (any such incremental term loan commitment, an “Incremental Term Loan Commitment”) to make one or more term loan (any such additional term loan, an “Incremental Term Loan”); or

(b)one or more increases in the Revolving Credit Commitments (any such increase, an “Incremental Revolving Credit Commitment” and, together with the Incremental Term Loan Commitments, the “Incremental Loan Commitments”) to make revolving credit loans under the Revolving Credit Facility (any such increase, an “Incremental Revolving Credit Increase” and, together with the Incremental Term Loans, the “Incremental Loans”);

provided that (1) the total aggregate initial principal amount (as of the date of incurrence thereof) of such requested Incremental Loan Commitments and Incremental Loans shall not exceed the Incremental Facilities Limit and (2) the total aggregate amount for each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall not be less than a minimum principal amount of $25,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any Incremental Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent (or such later date as may be approved by the Administrative Agent). The Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person otherwise approved by the Administrative Agent in its sole discretion, to provide an Incremental Loan Commitment (any such Person, an “Incremental Lender”). Any proposed Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Loan Commitment or any portion thereof. Any Incremental Loan Commitment shall become effective as of such Increased Amount Date; provided that, each of the following conditions has been satisfied or waived as of such Increased Amount Date:

i.no Default or Event of Default shall exist on such Increased Amount Date immediately prior to or after giving effect to (1) any Incremental Loan Commitment, (2) the making of any Incremental Loans pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith;

ii.the Administrative Agent and the Lenders shall have received from the Borrower an Officer’s Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance with the financial covenants set forth in Section 8.14 based on the financial statements most recently delivered pursuant to Section 7.1(a) or 7.1(b), as applicable, both before and after giving effect (on a pro forma basis) to (x) any Incremental Loan Commitment, (y) the making of any Incremental Loans pursuant thereto (with any Incremental Loan Commitment and the Revolving Credit Commitment being deemed to be fully funded) and (z) any Permitted Acquisition consummated in connection therewith;

iii.each of the representations and warranties contained in Article VI shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, on such Increased Amount Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date);

iv.the proceeds of any Incremental Loans shall be used for general corporate purposes of the Borrower and its Subsidiaries (including Permitted Acquisitions);

v.each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis;

vi.(1) in the case of each Incremental Term Loan (the terms of which shall be set forth in the relevant Lender Joinder Agreement):

24.such Incremental Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, the Incremental Lenders making such Incremental Term Loan and the Borrower, but will not in any event have a maturity date earlier than Revolving Credit Maturity Date;

25.the Applicable Margin and pricing grid, if applicable, for such Incremental Term Loan shall be determined by the Administrative Agent, the applicable Incremental Lenders and the Borrower on the applicable Increased Amount Date;

26.except as provided above, all other terms and conditions applicable to such Incremental Term Loan shall, except to the extent otherwise provided in this Section 4.13, be subject to the terms and conditions of the Loan Documents;

(2)in the case of each Incremental Revolving Credit Increase (the terms of which shall be set forth in the relevant Lender Joinder Agreement):

x.such Incremental Revolving Credit Increase shall mature on the Revolving Credit Maturity Date, shall bear interest and be entitled to fees, in each case at the rate applicable to the Revolving Credit Loans, and shall be subject to the same terms and conditions as the Revolving Credit Loans;

y.the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 4.9 in connection with such reallocation as if such reallocation were a repayment); and

z.except as provided above, all of the other terms and conditions applicable to such Incremental Revolving Credit Increase shall, except to the extent otherwise provided in this Section 4.13, be identical to the terms and conditions applicable to the Revolving Credit Facility and the Incremental Revolving Credit Increase shall be part of the Revolving Credit Facility;

vii.any Incremental Lender with an Incremental Revolving Credit Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each Incremental Revolving Credit Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder;

viii.such Incremental Loan Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by the Borrower, the Administrative Agent and the applicable Incremental Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.13 (including without limitation, with respect to a Lender Joinder Agreement implementing Incremental Term Loan Commitments and Incremental Term Loans, the addition of customary mandatory prepayments and other provisions that are customarily included in similar agreements that establish and govern term loan facilities)); and

ix.the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Loan and/or Incremental Term Loan Commitment), as may be reasonably requested by Administrative Agent in connection with any such transaction.

(2)(i) The Incremental Term Loans shall be deemed to be Term Loans; provided that any such Incremental Term Loan that is not added to the outstanding principal balance of a pre-existing Term Loan shall be designated as a separate tranche of Term Loans for all purposes of this Agreement.

(ii) The Incremental Lenders shall be included in any determination of the Required Lenders or Required Lenders, as applicable, and, unless otherwise agreed, the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement.

(3)(i) On any Increased Amount Date on which any Incremental Term Loan Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Term Loan Commitment shall make, or be obligated to make, an Incremental Term Loan to the Borrower in an amount equal to its Incremental Term Loan Commitment and shall become a Term Loan Lender hereunder with respect to such Incremental Term Loan Commitment and the Incremental Term Loan made pursuant thereto.

(ii) On any Increased Amount Date on which any Incremental Revolving Credit Increase becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Revolving Credit Commitment shall become a Revolving Credit Lender hereunder with respect to such Incremental Revolving Credit Commitment.

Section 4.14 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, the Issuing Lender (with a copy to the Administrative Agent) or the Swingline Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Fronting Exposure of the Issuing Lender and/or the Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to

Section 4.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(1)Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, the Issuing Lender and the Swingline Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(2)Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 4.14 or Section 4.15 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(3)Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Issuing Lender and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 4.14 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lender and the Swingline Lender that there exists excess Cash Collateral; provided that, subject to Section 4.15, the Person providing Cash Collateral, the Issuing Lender and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

Section 4.15    Defaulting Lenders.

(1)Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(a)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.2.

(b)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.4 shall be applied at such time or times as may be determined by the

Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lender and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 4.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and
(B) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swingline Loans issued under this Agreement, in accordance with Section 4.14; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 4.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(c)Certain Fees.

i.No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

ii.Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit

Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.14.

iii.With respect to any Commitment Fee or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause
(A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.

(d)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(e)Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 4.14.

(2)Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Credit Facility (without giving effect to Section 4.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE V

CONDITIONS OF CLOSING AND BORROWING

Section 5.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions:

(1)Executed Loan Documents. This Agreement, a Note in favor of each Lender requesting a Note and the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder.

(2)Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(a)Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Transactions, no Default or Event of Default has occurred and is continuing; (D) since December 26, 2018, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 5.1 and Section 5.2.

(b)Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date,
(C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.1(b)(iii).

(c)Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business.

(d)Opinions of Counsel. The Administrative Agent shall have received an opinion of Ronald Palmese, Jr., Esq., General Counsel of the Borrower, in form and substance satisfactory to the Administrative Agent.

(e)Tax Receivable Agreement. A true, correct and complete copy of the Tax Receivable Agreement.

(3)Personal Property Collateral.

(a)Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).

(b)Pledged Collateral. The Administrative Agent shall have received
(A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof.

(c)Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens).

(d)Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each Credit Party, evidence of payment of all insurance premiums for the current policy year of each policy (with appropriate endorsements naming the Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies.

(e)Intellectual Property. The Administrative Agent shall have received security agreements duly executed by the applicable Credit Parties for all federally registered copyrights, copyright applications, patents, patent applications, trademarks and trademark applications included in the Collateral, in each case in proper form for filing with the U.S. Patent and Trademark Office or U.S. Copyright Office, as applicable.

(4)Consents; Defaults.

(a)Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.

(b)No Injunction, Etc. No action, proceeding or investigation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

(5)Financial Matters.

(a)Financial Statements. The Administrative Agent shall have received
(A) the audited Consolidated balance sheet of Holdings and its Subsidiaries as of December 26, 2018 and the related audited statements of income and retained earnings and cash flows for the Fiscal Year then ended and (B) unaudited Consolidated balance sheet of Holdings and its Subsidiaries as of March 27, 2019 and related unaudited interim statements of income and retained earnings.

(b)Financial Condition/Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the Borrower, that (A) after giving effect to the Transactions, each Credit Party and each Subsidiary thereof is each Solvent and (B) attached thereto are calculations evidencing compliance on a pro forma basis after giving effect to the Transactions with the covenants contained in Section 8.14.

(c)Payment at Closing. The Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent and the Lenders the fees set forth or referenced in Section 4.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

(6)Miscellaneous.

(a)Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.

(b)Existing Indebtedness. All existing Indebtedness of the Borrower and its Subsidiaries (including Indebtedness under the Existing Credit Agreement but excluding Indebtedness permitted pursuant to Section 9.1) shall be repaid in full, all commitments (if any) in respect thereof shall have been terminated and all guarantees therefor and security therefor shall be released, and the Administrative Agent shall have received pay-off letters in form and substance satisfactory to it evidencing such repayment, termination and release.

(c)PATRIOT Act, etc. The Borrower and each of the Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations.

(d)Beneficial Ownership. Each Credit Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Credit Party or such Subsidiary, in each case at least five (5) Business Days prior to the Closing Date.

(e)Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

Without limiting the generality of the provisions of Section 10.3(c), for purposes of determining compliance with the conditions specified in this Section 5.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Copies of documents required to be delivered under this Section 5.1 may be delivered by email (such as in .pdf format), with originals to be delivered promptly thereafter to the Administrative Agent or the Lenders, as applicable, as requested by the Administrative Agent or the Lenders, as applicable (it being understood that originals of all Loan Documents, all certificates executed by the Credit Parties or their officers, all legal opinions and all possessory Collateral will be required to be delivered).

Section 5.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit) and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, issuance or extension date:

(1)Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

(2)No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.

(3)Notices. The Administrative Agent shall have received a Notice of Borrowing, Letter of Credit Application, as applicable, from the Borrower in accordance with Section 2.3(a) or Section 3.2, as applicable.

(4)New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and
(ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES

To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 5.2, that:

Section 6.1 Organization; Power; Qualification. Each Credit Party and each Subsidiary thereof (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Credit Party and each Subsidiary thereof are organized and qualified to do business as of the Closing Date are described on Schedule 6.1. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution.

Section 6.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 6.2. As of the Closing Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.2. All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 6.2. The shareholders or other owners, as applicable, of each Credit Party and its Subsidiaries and the number of shares owned by each as of the Closing Date are described on Schedule 6.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Credit Party or any Subsidiary thereof, except as described on Schedule 6.2.

Section 6.3 Authorization; Enforceability. Each Credit Party and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party and each Subsidiary thereof that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party and each Subsidiary thereof that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 6.4    Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party and each Subsidiary thereof of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Subsidiary thereof,
(c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

Section 6.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Subsidiary thereof (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to its knowledge, threatened attack by direct or collateral proceeding,
(b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law.

Section 6.6 Tax Returns and Payments. Each Credit Party and each Subsidiary thereof has duly filed or caused to be filed all material Tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all material Taxes imposed upon it and its property, income, or assets which are due and payable (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party). There are no Tax liens (other than Permitted Liens) upon any of the Collateral.

Section 6.7 Intellectual Property Matters. Each Credit Party and each Subsidiary thereof owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Credit Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

Section 6.8    Environmental Matters.

(1)There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Credit Party, threatened against or affecting the Credit Parties or any of their Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the other than those existing on the Closing Date) or (ii) that involve this Agreement or the Transactions.

(2)(i) Except for the those matters existing on the Closing Date and identified on Schedule 6.8, no Credit Party nor any of its Subsidiaries has received written notice of any material claim or liability under or with respect to any Environmental Laws which is pending and unresolved or that has been resolved within the past six months or has actual knowledge of any basis for any material claim or liability under or with respect to any Environmental Laws and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Credit Party nor any of its Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or
(2) has become subject to any claim or liability under or with respect to any Environmental Laws which is pending and unresolved or that has been resolved within the past six months.

(3)To its knowledge, Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Credit Party or any Subsidiary thereof in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws.

Section 6.9    Employee Benefit Matters.

(1)As of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plans or Multiemployer Plans other than those identified on Schedule 6.9;

(2)Each Credit Party and, to the Borrower’s knowledge, each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and in all cases, except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired, except where such failure to so qualify could not reasonably be expected to have a Material Adverse Effect. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

(3)As of the Closing Date, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding based benefit restrictions under Section 436 of the Code, nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan except as could not reasonably be expected to have a Material Adverse Effect;

(4)Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code;

(5)No Termination Event has occurred or is reasonably expected to occur;

(6)Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its knowledge, threatened concerning or involving
(i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Credit Party or any ERISA Affiliate, (ii) any Pension Plan or (iii) any Multiemployer Plan.

(7)No Credit Party nor any Subsidiary thereof is a party to any contract, agreement or arrangement that could, solely as a result of the delivery of this Agreement or the consummation of transactions contemplated hereby, reasonably be expected to result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.

(8)As of the Closing Date the Borrower is not nor will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Employee Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

Section 6.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. Following the application of the proceeds of each Extension of Credit, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 8.2 or Section 8.5 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of the Threshold Amount will be “margin stock”.

Section 6.11 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

Section 6.12 Material Contracts. Each Material Contract of any Credit Party or Subsidiary thereof is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. As of the Closing Date, no Credit Party nor any Subsidiary thereof (nor, to its knowledge, any other party thereto) is in breach of or in default under any Material Contract in any material respect.

Section 6.13 Employee Relations. As of the Closing Date, no Credit Party nor any Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 6.13. The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 6.14 Burdensome Provisions. No Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Equity Interests to the Borrower or any Subsidiary or to transfer any of its assets or properties to the Borrower or any other Subsidiary in each case other than existing under or by reason of the Loan Documents or Applicable Law.

Section 6.15 Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 5.1(e)(i) are complete and correct and fairly present on a Consolidated basis the assets, liabilities and financial position of Holdings and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP.

Section 6.16 No Material Adverse Change. Since December 26, 2018, there has been no material adverse change in the properties, business, operations, or financial condition of the Borrower and its Subsidiaries and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect; provided that, for purposes of this Section 6.16, the impacts of the COVID-19 pandemic on the properties, business, operations, or financial condition of the Borrower and its Subsidiaries that (x) occurred prior to the First Amendment Closing Date and (y) were disclosed in public filings or in writing to the Administrative Agent and the Lenders prior to the First Amendment Closing Date shall be disregarded (to the extent the scope of such impacts are not greater than so disclosed).

Section 6.17 Solvency. The Credit Parties, on a Consolidated basis, are Solvent.

Section 6.18 Title to Properties. As of the Closing Date, the real property listed on Schedule
6.18 constitutes all of the real property that is owned, leased, subleased or used by any Credit Party or any of its Subsidiaries (other than leased real property with no improvements thereon). Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists other than such defaults that could not reasonably be expected to have a Material Adverse Effect. Each Credit Party and each Subsidiary thereof has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by the Credit Parties and their Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

Section 6.19 Litigation. Except for matters existing on the Closing Date and set forth on Schedule 6.19, there are no material actions, suits or proceedings pending nor, to its knowledge, threatened in writing against or in any other way relating adversely to or affecting any Credit Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

Section 6.20 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions.

(1)None of (i) the Borrower, any Subsidiary, any of their respective directors, officers, or, to the knowledge of the Borrower or such Subsidiary, any of their respective employees or Affiliates, or
(ii) any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering

Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons.

(2)Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

(3)Each of the Borrower and its Subsidiaries, each director, officer, and to the knowledge of Borrower, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all respects and applicable Sanctions.

(4)No proceeds of any Extension of Credit have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 7.15(c).

Section 6.21 Absence of Defaults. No event has occurred or is continuing (a) which constitutes a Default or an Event of Default, or (b) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party or any Subsidiary thereof under (i) any Material Contract or (ii) any judgment, decree or order to which any Credit Party or any Subsidiary thereof is a party or by which any Credit Party or any Subsidiary thereof or any of their respective properties may be bound or which would require any Credit Party or any Subsidiary thereof to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (ii), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.22 Disclosure. The Borrower and/or its Subsidiaries have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party and any Subsidiary thereof are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information furnished (whether in writing or orally) by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections). As of the Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct.

Section 6.23 Common Enterprise. Each Credit Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful operations of each of the Credit Parties and (b) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and, as applicable, as members of the group of companies. Each Credit Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such

Credit Party is within its purpose, will be of direct and indirect benefit to such Credit Party, and is in its best interest.

ARTICLE VII AFFIRMATIVE COVENANTS
Until all of the Obligations (other than contingent indemnification obligations for which no claim has been asserted or known to exist) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired and the Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries to:

Section 7.1 Financial Statements and Budgets. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

a.Annual Financial Statements. Within one hundred twenty (120) days after the end of each Fiscal Year (commencing with the Fiscal Year ended December 25, 2019):

i.Holdings Audited Statements:

1.the audited Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows, including the notes thereto, of Holdings and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by independent public accountants of national standing or otherwise reasonably acceptable to the Administrative Agent and certified by a Financial Officer of the Borrower to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and accompanied by a report and opinion thereon by such independent public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by Holdings or any of its Subsidiaries not in accordance with GAAP, or;

ii.Borrower Audited Statements: if the Holdings Financials Test is not satisfied, each of the following:

1.the audited Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows, including notes thereto, of the Borrower and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by independent public accountants of national standing or otherwise reasonably acceptable to the Administrative Agent and certified by a Financial Officer of the Borrower to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and accompanied by a report and opinion thereon by such independent public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP;

2.the unaudited Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of Holdings and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP; and

3.an explanation, in reasonable detail, of any differences between the financial statements of Borrower and its Subsidiaries described in the foregoing clause (A), on the one hand, and the information relating to the Holdings and its Subsidiaries described in the foregoing clause (B), on the other hand.

b.Quarterly Financial Statements. Within forty-five (45) days (or in the case of the last Fiscal Quarter of any Fiscal Year, one hundred twenty (120) days) after the end of each Fiscal Quarter of each Fiscal Year (commencing with the Fiscal Quarter ended September 25, 2019):

i.the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows and a report containing management’s discussion and analysis of such financial statements for the Fiscal Quarter then ended, including the notes thereto, of Holdings and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and;

ii.the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

c.Annual Budget. Within ninety (90) days after the end of each Fiscal Year of the Borrower, a detailed annual budget for each of the twelve (12) fiscal months of the Fiscal Year following such Fiscal Year then ended of the Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, in form and substance consistent with past and practice, of consolidated financial statements of the Borrower and its

Subsidiaries on a monthly basis for such Fiscal Year including the Fiscal Year in which the Revolving Credit Maturity Date occurs.

d.Sales and Liquidity Reports. Within twenty (20) days after the end of each month ending during the period commencing May 1, 2020 and continuing through and including March 31, 2022 only, (i) a summary of Liquidity as of the end of such month and (ii) a monthly summary of same-store sales for the restaurants of the Borrower and its Subsidiaries for the applicable month, in each case in form and detail reasonably acceptable to the Administrative Agent.

Section 7.2    Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(1)at each time financial statements are delivered pursuant to Sections 7.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, a duly completed Officer’s Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower (i) certifying that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, (ii) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) except in the case of financial statements delivered pursuant to Section 7.1(b) for the last Fiscal Quarter of a Fiscal Year, setting forth reasonably detailed calculations demonstrating compliance with Section 8.14 and a reasonably detailed calculation of the Consolidated Total Net Lease Adjusted Leverage Ratio and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.1(e)(i) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(2)promptly after the furnishing thereof, copies of any statement or report furnished to any holder of Indebtedness of any Credit Party or any Subsidiary thereof in excess of the Threshold Amount pursuant to the terms of any indenture, loan or credit or similar agreement;

(3)promptly, and in any event within five (5) Business Days after receipt thereof by any Credit Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Credit Party or any Subsidiary thereof;

(4)promptly upon the request thereof, such other information and documentation required under applicable “know your customer” rules and regulations, the PATRIOT Act or any applicable Anti-Money Laundering Laws, in each case as from time to time reasonably requested by the Administrative Agent or any Lender; and

(5)promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request (and the disclosure of which would not violate applicable Law or breach any obligation owed to a third party that is not an Affiliate (provided such obligations were not entered into in contemplation of the requirements of this Section 7.2 (it being acknowledged that the foregoing in this parenthetical shall not prohibit the Borrower or any Subsidiary from entering into binding agreements with, or undertaking confidentiality obligations owed to, third parties containing prohibitions on disclosure of information that are customary for the transaction at hand, that relate to the confidentiality of information generally in connection with such transaction and are not entered into with intent of the Borrower or any Subsidiary solely to shield information from the Administrative Agent and the Lenders) binding on the Borrower or such Subsidiary to keep such information confidential, would not require the disclosure of information subject to a legal privilege or would disclose a trade secret (not related to financial matters))).

Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.2(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Holdings posts such documents, or provides a link thereto on Holdings’ website on the Internet at the website address listed in Section 11.1; or (ii) on which such documents are posted on Holdings’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, with respect to materials not filed publicly with the SEC: (i) the Borrower shall deliver copies (delivered by hand or by electronic mail in .pdf format) of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide copies (delivered by hand or by electronic mail in .pdf format) of the Officer’s Compliance Certificates required by Section 7.2 to the Administrative Agent. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”.

Section 7.3    Notice of Litigation and Other Matters. Promptly (but in no event later than five
(5) Business Days after any Responsible Officer of the Borrower obtains knowledge thereof) notify the

Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(1)the occurrence of any Default or Event of Default;

(2)the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any Subsidiary thereof or any of their respective properties, assets or businesses in each case that if adversely determined could reasonably be expected to result in a Material Adverse Effect;

(3)any notice of any violation received by any Credit Party or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

(4)any development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

(5)any attachment, judgment, lien, levy or order exceeding the Threshold Amount that may be assessed against any Credit Party or any Subsidiary thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Borrower or any Credit Party to enforce any such judgment or Borrower or any Credit Party shall fail within thirty (30) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(6)any event which constitutes or which with the passage of time or giving of notice or both would constitute an event of default under any Material Contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any Subsidiary thereof or any of their respective properties may be bound;

(7)(i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof),
(ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

(8)any event which makes any of the representations set forth in Article VI that is subject to materiality or Material Adverse Effect qualifications inaccurate in any respect or any event which makes any of the representations set forth in Article VI that is not subject to materiality or Material Adverse Effect qualifications inaccurate in any material respect.

Each notice pursuant to Section 7.3 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.3(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

Section 7.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 8.4, preserve and maintain its separate corporate existence or equivalent form and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law.

Section 7.5    Maintenance of Property and Licenses.

(1)In addition to the requirements of any of the Security Documents, protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction could not reasonably be expected to result in a Material Adverse Effect.

(2)Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority required for each of them to conduct their respective businesses as presently conducted.

Section 7.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents (including, without limitation, hazard and business interruption insurance). All such insurance shall, (a) provide that no cancellation or material modification thereof shall be effective until at least thirty (30) days (or ten (10) days for cancellation for non-payment) after receipt by the Administrative Agent of written notice thereof, (b) name the Administrative Agent as an additional insured party thereunder and (c) in the case of each casualty insurance policy, name the Administrative Agent as lender’s loss payee or mortgagee, as applicable. On the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

Section 7.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be accurate and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its Properties.

Section 7.8 Payment of Taxes and Other Obligations. Pay and perform (a) all material Taxes that may be levied or assessed upon it or any of its Property that, if unpaid, would reasonably be expected to give rise to a Lien (other than a Permitted Lien) upon any of the Collateral and (b) all other

Indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Borrower or such Subsidiary may contest any item described in clause (a) of this Section 7.8 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

Section 7.9 Compliance with Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business.

Section 7.10 Environmental Laws. In addition to and without limiting the generality of Section 7.9, (a) comply with, and ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws.

Section 7.11 Compliance with ERISA. In addition to and without limiting the generality of Section 7.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that would reasonably be expected to result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

Section 7.12 Compliance with Material Contracts. Comply in all respects with, and maintain in full force and effect, each Material Contract; provided, that the Borrower or any such Subsidiary may contest the terms and conditions of any such Material Contract in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

Section 7.13 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, all at the expense of the Borrower, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that (a) if no Event of Default has occurred and is continuing, such audits or inspections shall occur no more than once per Fiscal Year and the Borrower and the Credit Parties shall only be required to reimburse the Administrative Agent and any Lenders for the costs of one such inspection per Fiscal Year and (b) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time. Notwithstanding the foregoing, nothing in this Section 7.13 shall require any disclosure which would violate applicable Law or breach any obligation binding on the Borrower or such Subsidiary to keep such information confidential, would require the disclosure of information subject to a legal privilege or would disclose a trade secret (not related to financial matters).

Section 7.14    Additional Subsidiaries.

(1)Additional Domestic Subsidiaries. Notify the Administrative Agent within ten
(10) Business Days after the end of each Fiscal Quarter of the creation or acquisition of any Domestic Subsidiary (other than any Excluded Subsidiary) and cause such Domestic Subsidiary (by such date or such later date as the Administrative Agent agrees in its sole discretion) to
(i) become a Guarantor by delivering to the Administrative Agent a duly executed supplement to the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such Domestic Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (iv) if such Equity Interests are certificated, deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Person, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Domestic Subsidiary, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.

(2)Additional Foreign Subsidiaries. Notify the Administrative Agent within ten
(10) Business Days after the end of each Fiscal Quarter after any Person becomes a First Tier Foreign Subsidiary, and cause (A) the applicable Credit Party to deliver to the Administrative Agent Security Documents pledging sixty-five percent (65%) of the total outstanding voting Equity Interests (and one hundred percent (100%) of the non-voting Equity Interests) of any such new First Tier Foreign Subsidiary and a consent thereto executed by such new First Tier Foreign Subsidiary (including, without limitation, if applicable, original certificated Equity Interests (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such new First Tier Foreign Subsidiary, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (B) such Person to deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (C) such Person to deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with regard to such Person and (D) such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.

(3)Merger Subsidiaries. Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 7.14(a) or (b), as applicable, until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 7.14(a) or (b), as applicable, within ten (10) Business Days of the consummation of such Permitted Acquisition, as such time period may be extended by the Administrative Agent in its sole discretion).

Section 7.15    Use of Proceeds.

(1)The Borrower shall use the proceeds of the Extensions of Credit (i) to finance Capital Expenditures, (ii) pay fees, commissions and expenses in connection with the Transactions, and (iii) for working capital and general corporate purposes of the Borrower and its Subsidiaries.

(2)The Borrower shall use the proceeds of any Incremental Term Loan and any Incremental Revolving Credit Increase as permitted pursuant to Section 4.13, as applicable.

(3)The Borrower will not request any Extension of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Extension of Credit, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 7.16 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. The Borrower will (a) maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

Section 7.17 Corporate Governance. (a) Maintain entity records and books of account separate from those of any other entity which is an Affiliate of such entity, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity (except pursuant to cash management systems reasonably acceptable to the Administrative Agent) and (c) provide that its board of directors (or equivalent governing body) will hold all appropriate meetings to authorize and approve such entity’s actions, which meetings will be separate from those of any other entity which is an Affiliate of such entity. For the purposes of this Section 7.17, “Affiliate” shall not include the Borrower or any Subsidiary thereof.

Section 7.18 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Credit Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon the reasonable request by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

Section 7.19 Deposit Accounts. Each Credit Party shall, at all times from and after the date that is one hundred twenty (120) days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion) maintain its material deposit accounts for the conduct of its business with the Administrative Agent or another commercial bank which has entered into a deposit account control agreement or securities account control agreement (other than with respect to payroll accounts, benefit accounts, withholding tax accounts or fiduciary accounts), in each case, in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, Borrower may maintain the Existing Accounts and shall not be obligated to enter into any deposit account agreement with respect to such Existing Accounts.

ARTICLE VIII NEGATIVE COVENANTS
Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired and the Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries to:

Section 8.1    Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except:

(1)the Obligations;

(2)Indebtedness (i) owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes and (ii) owing under Secured Cash Management Agreements;

(3)Indebtedness existing on the Closing Date and listed on Schedule 8.1, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the direct or contingent obligor with respect thereto is not changed, as a result of such refinancing, refunding, renewal or extension, (iii) the final maturity date and Weighted Average Life to Maturity of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension, (iv) no Credit Party that was not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto and (v) if such Indebtedness was subordinated in right of payment to the Secured Obligations, then such refinancing, refunding, renewal or extension must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Indebtedness;

(4)Finance Lease Obligations and Indebtedness incurred in connection with purchase money Indebtedness and any refinancings, refundings, renewals or extensions thereof in an aggregate amount not to exceed the greater of (i) twenty percent (20%) of Consolidated EBITDA of the Borrower and its Subsidiaries (determined as of the last day of the most recently ended four (4) Fiscal Quarter period for which financial statements have been delivered pursuant to Section 7.1(a) or (b); provided that compliance with this clause (i) shall be determined, in each case, as of the date such Finance Lease Obligation or Indebtedness is incurred in reliance on this clause (i) for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date) and (ii) $50,000,000, in each case at any time outstanding; provided that such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement;

(5)Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 8.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets,
(ii) neither the Borrower nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness and (iii) the Borrower is in compliance with the financial covenants set forth in Section 8.14 based on the financial statements most recently delivered pursuant to Section 7.1(a) or 7.1(b), as applicable, both before and after giving effect (on a pro forma basis) to the incurrence of such Indebtedness;

(6)Guarantees with respect to Indebtedness permitted pursuant to clauses (a) through (e) of this Section 8.1;

(7)unsecured intercompany Indebtedness:

(a)owed by any Credit Party to another Credit Party;

(b)owed by any Credit Party to any Non-Guarantor Subsidiary (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent);

(c)owed by any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary; and

(d)owed by any Non-Guarantor Subsidiary to any Credit Party to the extent permitted pursuant to Section 8.3(a)(vi);

(8)Indebtedness of any Credit Party in respect of netting services, overdraft protections and otherwise in connection with deposit accounts in the ordinary course of business;

(9)Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;

(10)Indebtedness of any Credit Party consisting of (i) obligations to pay insurance premiums or (ii) take or pay obligations contained in supply agreements, in each case arising in the ordinary course of business;

(11)Indebtedness arising from agreements of any Credit Party or any Subsidiary providing for indemnification, adjustment of purchase price or similar obligations in each case entered into in connection with any Permitted Acquisition, other Investment or Asset Disposition permitted under Sections 8.3, 8.4 and 8.5, as applicable;

(12)Indebtedness representing deferred compensation to officers, directors or employees of any Credit Party (or any of its Subsidiaries) incurred in the ordinary course of business;

(13)Indebtedness in respect of import indemnities or similar instruments in each case provided in the ordinary course of business;

(14)Unsecured Indebtedness of any Credit Party in an aggregate amount not to exceed $250,000,000 at any time outstanding, provided that, after giving effect to the incurrence of such Indebtedness on a pro forma basis, the Consolidated Total Net Lease Adjusted Leverage Ratio shall be less than or equal to 4.00 to 1.00;

(15)Indebtedness of any Credit Party or any Subsidiary thereof not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed the greater of
(i) twenty-five percent (25%) of Consolidated EBITDA of the Borrower and its Subsidiaries (determined as of the last day of the most recently ended four (4) Fiscal Quarter period for which financial statements have been delivered pursuant to Section 7.1(a) or (b); provided that compliance with this clause (i) shall be determined, in each case, as of the date such Finance Lease Obligation or Indebtedness is incurred in reliance on this clause (i) for the period of four
(4) consecutive Fiscal Quarters ending on or immediately prior to such date) and (ii)
$25,000,000, in each case at any time outstanding; and

(16)Permitted Convertible Indebtedness in an aggregate principal amount not to exceed $300,000,000 at any time outstanding, provided that (i) such Permitted Convertible Indebtedness is incurred during the period commencing March 1, 2021 and ending on March 31, 2021 and (ii) at the time such Permitted Convertible Indebtedness is incurred, no Default or Event of Default shall exist or would result therefrom.

Section 8.2    Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except:

(1)Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of the Swingline Lender and/or the Issuing Lender, as applicable, on Cash Collateral granted pursuant to the Loan Documents);

(2)Liens in existence on the Closing Date and described on Schedule 8.2, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness permitted pursuant to Section 8.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 8.2)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for products and proceeds of the foregoing;

(3)Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet delinquent or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

(4)the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than thirty (30) days, or if more than thirty (30) days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries;

(5)deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof;

(6)encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

(7)Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Borrower and its Subsidiaries;

(8)Liens securing Indebtedness permitted under Section 8.1(d); provided that
(i) such Liens shall be created within ninety (90) days of the acquisition, repair, construction, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed or improved by such Indebtedness,
(iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair, construction, improvement or lease amount (as applicable) of such Property at the time of purchase, repair, construction, improvement or lease (as applicable);

(1)Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.1(m) or securing appeal or other surety bonds relating to such judgments;

(10)(i) Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of the Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Borrower or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (B) such Liens are applicable only to specific Property, (C) such Liens are not “blanket” or all asset Liens, (D) such Liens do not attach to any other Property of the Borrower or any of its Subsidiaries and (E) the Indebtedness secured by such Liens is permitted under Section 8.1(e) of this Agreement;

(11)(i) Liens of a collecting bank arising in the ordinary course of business under Sections 4-210 or 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of setoff and recoupment with respect to any deposit account of the Borrower or any Subsidiary thereof;

(12)(i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;

(13)any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Subsidiaries or (ii) secure any Indebtedness;

(14)deposits or pledges made in the ordinary course of business to secure financing of insurance premiums under insurance policies, payable to insurance carriers that provide insurance to the Credit Parties;

(15)Liens encumbering customary initial deposits in respect of brokerage accounts incurred in the ordinary course of business;

(16)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(17)Liens encumbering property sold and leased back pursuant to Section 8.13;

(18)Liens not otherwise permitted hereunder on assets other than the Collateral securing Indebtedness or other obligations in the aggregate principal amount not to exceed the greater of (i) twenty-five percent (25%) of Consolidated EBITDA of the Borrower and its Subsidiaries (determined as of the last day of the most recently ended four (4) Fiscal Quarter period for which financial statements have been delivered pursuant to Section 7.1(a) or (b); provided that compliance with this clause (i) shall be determined, in each case, as of the date such Finance Lease Obligation or Indebtedness is incurred in reliance on this clause (i) for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date) and
(2)$25,000,000, in each case at any time outstanding; and

(19)during the period commencing April 1, 2020 through and including December 31, 2020 only, statutory and common law landlord Liens attributable to the failure to pay rent under any lease agreement; provided that (i) no action shall have been taken by any Person to enforce such Liens, (ii) adequate reserves in respect thereof have been established on the books of the Borrower or such Credit Party to the extent required by GAAP and (iii) such Liens do not, individually or in the aggregate, materially impair the use of such property in the operation of the business of the Borrower or any of its Subsidiaries.

Section 8.3 Investments. Make any Investment, except:

(1)(i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date;

(b)Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 8.3 (or any extension, refinancing or renewal of such Investments, so long as the aggregate amount of all investments pursuant to this clause (ii) is not increased at any time above the amount of such Investments existing on the Closing Date);

(c)Investments made after the Closing Date by any Credit Party in any other Credit Party;

(d)Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary;

(e)Investments made after the Closing Date by any Non-Guarantor Subsidiary in any Credit Party;

(f)Investments made after the Closing Date by any Credit Party in any Non-Guarantor Subsidiary or joint venture useful in the business of the Credit Parties; provided that all such Investments made pursuant to this clause (vi) are made (A) with the proceeds of Equity Issuances by the Credit Parties or (B) in cash in an aggregate amount at any time outstanding not to exceed $50,000,000;

(2)Investments in cash, Cash Equivalents and other readily marketable debt and equity securities as part of the Credit Parties’ and their Subsidiaries’ cash management and treasury strategy;

(3)Investments by the Borrower or any of its Subsidiaries consisting of Capital Expenditures permitted by this Agreement;

(4)deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 8.2;

(5)Hedge Agreements permitted pursuant to Section 8.1;

(6)purchases of assets in the ordinary course of business;

(7)Investments by the Borrower or any Subsidiary thereof in the form of Permitted Acquisitions to the extent that any Person or Property acquired in such Acquisition becomes a part of the Borrower or a Guarantor or becomes a Guarantor in the manner contemplated by Section 7.14; provided that no Permitted Acquisitions may be made under this clause (g) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b)

and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022;

(8)Investments in the form of loans and advances to officers, directors and employees on an arm’s-length basis in the ordinary course of business consistent with past practices for (i) travel and entertainment expenses, relocation costs and similar purposes and (ii) in connection with such Person’s purchase of Equity Interests or options to purchase Equity Interests in any Credit Party, in an aggregate amount not to exceed (for both clauses (i) and (ii) in the aggregate) (A) $500,000 with respect to any officer or employee and (B) $5,000,000 in the aggregate, in each case at any time outstanding and determined without regard to any write-downs or write-offs of such loans or advances;

(9)Investments in the form of Restricted Payments permitted pursuant to Section 8.6;

(10)Guarantees permitted pursuant to Section 8.1;

(11)advances of payroll to employees of any Credit Party in the ordinary course of business;

(12)investments to the extent that payment for such investments is made with Equity Interests;

(13)loans and advances to any direct or indirect parent of the Borrower in lieu of, and not in excess of the amount of, dividends to the extent permitted to be made to such parent in accordance with Section 8.6;

(14)Guarantees by a Credit Party entered into in connection with real property leases or subleases entered into by any other Credit Party;

(15)[reserved];

(16)Investments in an unlimited amount; provided, that, after giving effect to any such Investment on a pro forma basis, (i) the Consolidated Total Net Lease Adjusted Leverage Ratio shall be less than or equal to 3.50 to 1.00 and (ii) the Credit Parties shall have minimum Liquidity of $25,000,000; provided further that no Investments may be made under this clause
(p) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022; and

(17)Investments not otherwise permitted pursuant to this Section 8.3 in an aggregate amount not to exceed $25,000,000 plus capital contributions that the Borrower and Credit Parties receive directly or indirectly from (i) a Person that is not a Credit Party or (ii) third party holders of Equity Interests of the Credit Parties (other than capital contributions received pursuant to clause (a)(vi) above) at any time outstanding.

For purposes of determining the amount of any Investment outstanding for purposes of this Section 8.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested).

Section 8.4 Fundamental Changes. Merge, consolidate or enter into any similar combination with, or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

(1)(i) any Wholly-Owned Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity), or (ii) any Wholly-Owned Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into any Guarantor (provided that the Guarantor shall be the continuing or surviving entity or simultaneously with such transaction, the continuing or surviving entity shall become a Guarantor and the Borrower shall comply with Section 7.14 in connection therewith);

(2)(i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary that is a Domestic Subsidiary;

(3)any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to the Borrower or any Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets;

(4)any Immaterial Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) in the ordinary course of business;

(5)Asset Dispositions permitted by Section 8.5 (other than clause (b) thereof);

(6)any Wholly-Owned Subsidiary of the Borrower may merge with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with any acquisition permitted hereunder (including, without limitation, any Permitted Acquisition permitted pursuant to Section 8.3(g)); provided that in the case of any merger involving a Wholly-Owned Subsidiary that is a Domestic Subsidiary, (i) a Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Guarantor and the Borrower shall comply with Section 7.14 in connection therewith; and

(7)any Person may merge into the Borrower or any of its Wholly-Owned Subsidiaries in connection with a Permitted Acquisition permitted pursuant to Section 8.3(g); provided that (i) in the case of a merger involving the Borrower or a Guarantor, the continuing or surviving Person shall be the Borrower or such Guarantor and (ii) the continuing or surviving Person shall be the Borrower or a Wholly-Owned Subsidiary of the Borrower.

Section 8.5    Asset Dispositions. Make any Asset Disposition except:

(1)the sale of inventory (including non-exclusive licenses) in the ordinary course of business;

(2)the transfer of assets to the Borrower or any Guarantor pursuant to any other transaction permitted pursuant to Section 8.4;

(3)the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction;

(4)the disposition of any Hedge Agreement;

(5)dispositions of Investments in cash and Cash Equivalents;

(6)the transfer by any Credit Party of its assets to any other Credit Party;

(7)the transfer by any Non-Guarantor Subsidiary of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer);

(8)the transfer by any Non-Guarantor Subsidiary of its assets to any other Non-Guarantor Subsidiary

(9)the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of the Borrower or any of its Subsidiaries;

(10)non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrower and its Subsidiaries;

(11)leases, subleases, licenses or sublicenses of real or personal property granted by the Borrower or any of its Subsidiaries to others in the ordinary course of business not detracting from the value of such real or personal property or interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

(12)sale and leaseback transactions permitted by Section 8.13;

(13)the sale or other disposition of Property to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement Property, or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement Property;

(14)Asset Dispositions in connection with Insurance and Condemnation Events;

(15)sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture arrangements and similar binding arrangements; and

(16)Asset Dispositions not otherwise permitted pursuant to this Section 8.5; provided that (i) at the time of such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition, (ii) such Asset Disposition is made for fair market value and the consideration received shall be no less than seventy-five percent (75)% in cash and Cash Equivalents received substantially concurrently therewith, and (iii) the aggregate fair market value of all property disposed of in reliance on this clause (p) shall not exceed $25,000,000 during the term of this Agreement.

Section 8.6    Restricted Payments. Declare or pay any Restricted Payments; provided that:

(1)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower or any of its Subsidiaries may pay dividends in shares of its own Qualified Equity Interests;

(2)any Subsidiary of the Borrower may pay (i) cash dividends to the Borrower or any Guarantor and (ii) management, consulting and advisory fees to the Borrower;

(3)(i) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis) and (ii) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis);

(4)the Borrower shall be entitled to make any “Tax Distributions” and “Gross-Up Tax Distributions” (each as defined in the LLC Agreement as in effect on the date hereof) in accordance with Section 4.01(b) of the LLC Agreement, and each other Credit Party may pay dividends or otherwise make distributions to permit the Borrower to make such distributions;

(5)the Borrower may make distributions to Holdings to the extent necessary to enable Holdings to (i) pay “Cash Settlements” pursuant to Article XI of the LLC Agreement, (ii) make “Tax Benefit Payments” (as defined in the Tax Receivable Agreement) pursuant to Article III of the Tax Receivable Agreement; provided, however, that payments described in this clause
(ii) shall be made only to the extent amounts paid to Holdings pursuant to Section 8.6(d) in any Fiscal Year are less than the sum of Holdings’ actual income Tax liability (as determined in the reasonable discretion of the Borrower and Holdings) at any point within such Fiscal Year (including required quarterly estimated tax payments) and the amount of Tax Benefit Payments due and payable in such Fiscal Year, and (iii) pay Early Termination Payments; provided, that,
(A) after giving effect to any such Early Termination Payment (and any incurrence of Indebtedness in connection therewith) on a pro forma basis, (1) the Borrower is in compliance with the financial covenants set forth in Section 8.14 based on the financial statements most recently delivered pursuant to Section 7.1(a) or 7.1(b), as applicable, and (2) the Credit Parties shall have minimum Liquidity of $25,000,000, and (B) no Default or Event of Default has occurred and is continuing at the time of such Early Termination Payment or would result therefrom; provided further that, (x) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022, (I) no distributions may be made under clause (e)(i) unless required by the LLC Agreement or Applicable Law and (II) no distributions may be made under clause (e)(ii) unless required by the Tax Receivable Agreement or Applicable Law and (y) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022, distributions may be made under clause (e)(iii) only in an amount not to exceed $75,000,000 in the aggregate and provided that after giving effect to any such Early Termination Payment (and any incurrence of Indebtedness in connection therewith) on a pro forma basis, (I) the Credit Parties shall have minimum Liquidity of $50,000,000 and (II) no Default or Event of Default shall have occurred or would result therefrom;

(6)the Borrower may (i) reimburse Holdings for its expenses incurred on behalf of the Borrower to the extent required by Section 6.06 of the LLC Agreement and (ii) make indemnification payments pursuant to Section 7.04 of the LLC Agreement;

(7)any Credit Party (or any of its Subsidiaries) may (or may make distributions to permit any direct or indirect parent thereof to) repurchase or retire shares of its (or such parent’s) Equity Interests held by officers, directors, employees and members of any Credit Party (or any of its Subsidiaries) (or any spouse, former spouse, successor, executor, administrator, heir, legatee or distributee of any of the foregoing), so long as such repurchase or retirement is pursuant to, and in accordance with the terms of, any management, director and/or employee equity or stock option or benefit plans, stock subscription agreements, the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and the bylaws or other governing document of such Credit Party, or any agreement between any employee, officer or director of any Credit Party and any Credit Party; provided, that, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Borrower has delivered to the Administrative Agent, at least ten (10) Business Days prior to such Restricted Payment, a certificate of a Responsible Officer of the Borrower demonstrating pro forma compliance with Section 8.14, both before and after giving effect to such Restricted Payment and any Indebtedness incurred in connection therewith; provided further that during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022, (x) the Borrower shall not be required to be in pro forma compliance with Section 8.14 as a condition to making a distribution under this clause (g) and (y) distributions under this clause (g) shall not exceed in the aggregate $5,000,000;

(8)any Credit Party may redeem, retire or otherwise acquire shares of its Equity Interests or options or other equity or phantom equity in respect of its Equity Interests from present or former officers, employees, directors or consultants (or their family members or trusts or other entities for the benefit of any of the foregoing) or make severance payments to such Persons in connection with the death, disability or termination of employment or consultancy of any such officer, employee, director or consultant; provided, that, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Borrower has delivered to the Administrative Agent, at least ten (10) Business Days prior to such Restricted Payment, a certificate of a Responsible Officer of the Borrower demonstrating pro forma compliance with Section 8.14, both before and after giving effect to such Restricted Payment and any Indebtedness incurred in connection therewith; provided further that during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022,
(x) the Borrower shall not be required to be in pro forma compliance with Section 8.14 as a condition to making a distribution under this clause (h) and (y) distributions under this clause (h) shall not exceed in the aggregate $5,000,000; and

(9)any Credit Party may make Restricted Payments in an unlimited amount; provided, that, (i) after giving effect to any such Restricted Payment on a pro forma basis, (A) the Consolidated Total Net Lease Adjusted Leverage Ratio shall be less than or equal to 3.50 to 1.00 and (B) the Credit Parties shall have minimum Liquidity of $25,000,000, and (ii) no Default or Event of Default has occurred and is continuing or would result therefrom; provided further that no Restricted Payments may be made under this clause (i) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022.

Notwithstanding anything to the contrary in the foregoing, the issuance of, entry into (including any payments of premiums in connection therewith), performance of obligations under (including any payments of interest), and conversion, exchange, exercise, repurchase, redemption, settlement or termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of Holdings or, following a merger event or other change of the common stock of Holdings, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Indebtedness, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, any corresponding or related transaction as between Holdings and the Borrower in respect of the foregoing, and any distributions from Borrower to Holdings or from any other Credit Party to Borrower that are necessary or advisable to address any disparate Tax consequences as between Borrower and Holdings or other Tax inefficiencies arising as a result of any of the foregoing, in each case, shall not constitute a Restricted Payment by the Borrower.

Section 8.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Equity Interests in, or other Affiliate of, the Borrower or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder, other than:

(a)transactions permitted by Sections 8.1, 8.3, 8.4, 8.5, and 8.6;

(b)transactions existing on the Closing Date and described on Schedule 8.7;

(c)transactions among Credit Parties not prohibited hereunder;

(d)other transactions in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of the Borrower;

(e)employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business;

(f)payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Borrower and its

Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries; and

(g)transactions between the Borrower and Holdings in connection with any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or Permitted Warrant Transaction, including the sale, transfer, redemption or disposition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower, or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction, or Permitted Warrant Transaction.

Section 8.8    Accounting Changes; Organizational Documents.

(1)Change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices except as required by GAAP.

(2)Amend, modify or change (i) its articles of incorporation (or corporate charter or other similar organizational documents), (ii) its bylaws (or other similar documents) or (iii) the LLC Agreement, in each case in any manner materially adverse to the rights or interests of the Lenders.

Section 8.9    Payments of Indebtedness.

(1)Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) any Indebtedness, except:

(a)Indebtedness created under the Loan Documents;

(b)refinancings, refundings, renewals, extensions or exchange of any Indebtedness permitted by Section 8.1(c), (d), (g)(ii) or (n) and by any subordination provisions applicable thereto;

(c)payment of regularly scheduled interest (including any special or additional interest in respect of any Permitted Convertible Indebtedness and any intercompany debt relating thereto) and principal payments as and when due in respect of any Indebtedness (other than any such payments prohibited by any subordination provisions applicable thereto);

(d)payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness permitted by Section 8.5;

(e)payments of Indebtedness not to exceed $10,000,000 in the aggregate per Fiscal Year; provided that (A) the Borrower is in compliance with the financial covenants set forth in Section 8.14 based on the financial statements most recently delivered pursuant to Section 7.1(a) or 7.1(b), as applicable, both before and after giving effect (on a pro forma basis) to the payment of such Indebtedness and (B) no Default or Event of Default has occurred and is continuing or would result therefrom;

(f)payments of Indebtedness in an unlimited amount; provided, that, after giving effect to any such payment on a pro forma basis, (A) the Consolidated Total Net Lease Adjusted Leverage Ratio shall be less than or equal to 3.50 to 1.00, (B) the Credit Parties shall have minimum Liquidity of $25,000,000, and (C) no Default or Event of Default has occurred and is continuing or would result therefrom; provided further that no payments may be made under this clause (vi) during the period commencing on the First Amendment Closing Date and ending on the date the Borrower delivers to the Administrative Agent the financial statements pursuant to Section 7.1(b) and Officer’s Compliance Certificate pursuant to Section 7.2(a) for the Fiscal Quarter ending March 31, 2022; and

(g)the conversion or exchange of any Permitted Convertible Indebtedness, and if such Permitted Convertible Indebtedness was issued by Holdings, any corresponding Indebtedness of the Borrower issued to Holdings.

Section 8.10    No Further Negative Pledges; Restrictive Agreements.

(1)Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Non-Guarantor Subsidiary as of the Closing Date and (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien).

(2)Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits,
(ii) pay any Indebtedness or other obligation owed to any Credit Party or (iii) make loans or advances to any Credit Party, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents and (B) Applicable Law.

(3)Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) sell, lease or transfer any of its properties or assets to any Credit Party or (ii) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 8.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto and (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business.

Section 8.11 Nature of Business. Engage in any business other than the business conducted by the Borrower and its Subsidiaries as of the Closing Date and business activities reasonably related, complementary or ancillary thereto or that are reasonable extensions thereof.

Section 8.12 Amendments of Other Documents. Amend, modify, waive or supplement (or permit modification, amendment, waiver or supplement of) any of the terms or provisions of any Material Contract or the Tax Receivable Agreement, in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and the Lenders hereunder, in each case, without the prior written consent of the Administrative Agent.

Section 8.13 Sale Leasebacks. Directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a finance lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or Subsidiary of a Credit Party or (b) which any Credit Party or any Subsidiary of a Credit Party intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by such Credit Party or such Subsidiary to another Person which is not another Credit Party or Subsidiary of a Credit Party in connection with such lease; provided, that the Credit Parties or any Subsidiary of a Credit Party may sell or transfer any fixed or capital asset that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within ninety (90) days after such Credit Party or such Subsidiary acquires or completes the construction of such fixed or capital asset.

Section 8.14 Financial Covenants.

(1)Consolidated Senior Secured Net Lease Adjusted Leverage Ratio. As of the last day of (i) the Fiscal Quarter ending on or about March 31, 2022, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than 4.50 to 1.00, (ii) the Fiscal Quarter ending on or about June 30, 2022, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than 4.25 to 1.00 and (iii) each other Fiscal Quarter, permit the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio to be greater than
4.00 to 1.00; provided, that for each of the six (6) Fiscal Quarters immediately following a Qualified Transaction, commencing with the Fiscal Quarter in which such Qualified Transaction was consummated (such period of increase, the “Leverage Increase Period”), the required Consolidated Senior Secured Net Lease Adjusted Leverage Ratio shall be increased by up to 0.50; provided, further, that (i) there shall be no more than three (3) Leverage Increase Periods during the term of this Agreement, (ii) there shall be no more than one (1) Leverage Increase Period in effect at any time, (iii) the maximum Consolidated Senior Secured Net Lease Adjusted Leverage Ratio shall revert to the then-permitted ratio (without giving effect to such increase) for at least one (1) fiscal quarter before a new Leverage Increase Period may be invoked and (iv) the Leverage Increase Period shall only apply (A) with respect to the calculation of the Consolidated

Senior Secured Net Lease Adjusted Leverage Ratio for purposes of determining compliance with this Section 8.14(a) as of the end of any Fiscal Quarter of the Borrower during such period, (B) for purposes of determining compliance with this Section 8.14(a) on pro forma basis to determine compliance with clause (e) of the definition of “Permitted Acquisition” or with Section 8.6(e)(iii)(A)(1) and (C) for purposes of determining compliance with this Section 8.14(a) on a pro forma basis to determine if an Incremental Loan is permitted to be incurred. Notwithstanding the foregoing, the covenant in this Section 8.14(a) shall not be tested as of the end of any Fiscal Quarter ending after the First Amendment Closing Date and prior to the Fiscal Quarter ending on or about March 31, 2022 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(a)).

(2)Consolidated Fixed Charge Coverage Ratio. As of the last day of any Fiscal Quarter, permit the Consolidated Fixed Charge Coverage Ratio for the period of four (4) consecutive Fiscal Quarters of the Borrower then ended to be less than 1.25 to 1.00. Notwithstanding the foregoing, (i) the covenant in this Section 8.14(b) shall not be tested as of the end of any Fiscal Quarter ending after the First Amendment Closing Date and prior to the Fiscal Quarter ending on or about March 31, 2022 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(b)) and (ii) for the Fiscal Quarters ending on or about March 31, 2022 and June 30, 2022, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the single Fiscal Quarter of the Borrower then ended (rather than the period of four (4) consecutive Fiscal Quarters of the Borrower then ended).

(3)Liquidity. As of the last day of any month ending during the period commencing May 1, 2020 and ending July 1, 2022, permit Liquidity to be less than $25,000,000.

Section 8.15 Limitations on Holdings. Permit Holdings to engage in any business other than businesses of the type conducted by the Credit Parties and such Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

Section 8.16 Capital Expenditures. During the period commencing on the First Amendment Closing Date and ending on March 31, 2021, make Capital Expenditures (other than Consolidated Maintenance Capital Expenditures) in an amount that exceeds $202,000,000 in the aggregate for the Credit Parties and their Subsidiaries during such period.

ARTICLE IX DEFAULT AND REMEDIES
Section 9.1    Events of Default. Each of the following shall constitute an Event of Default:

(1)Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise) or fail to provide Cash Collateral pursuant to Section 2.4(b), Section 2.5(b), Section 4.14 or Section 4.15(a)(v).

(2)Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of five (5) Business Days.

(3)Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made.

(4)Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any covenant or agreement contained in Sections 7.3 (a), 7.4 (with respect to a Credit Party’s existence), 7.13, 7.14, 7.15,
7.16 or Article VIII.

(5)Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section 10.1) or any other Loan Document and such default shall continue for a period of (i) five (5) days after the earlier of knowledge of such default or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such default relates to terms or provisions of Sections 7.1, 7.2, 7.3 (other than clause (a)), 7.4, 7.5, 7.6, 7.8 or
7.9 of this Agreement and (ii) thirty (30) days after the earlier of knowledge of such default or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such default relates to terms or provisions of any other Section of this Agreement.

(6)Indebtedness Cross-Default. Any Credit Party or any Subsidiary thereof shall
(i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to (A) become due, or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity (any applicable grace period having expired) or (B) be cash collateralized; provided, that this clause (f) shall not apply to any conversion or exchange of any Permitted Convertible Indebtedness or satisfaction of any condition giving rise to or permitting a conversion or exchange of any Permitted Convertible Indebtedness, in either case, into cash, Equity Interests of the Borrower or Holdings (and nominal cash payments in respect of fractional shares) or any combination thereof in accordance with the express terms or conditions thereof, unless such conversion, satisfaction or payment results from a default thereunder, fundamental change or change of control (or equivalent term thereunder) or an event of the type that constitutes an Event of Default.

(7)Other Cross-Defaults. Any Credit Party or any Subsidiary thereof shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by such Credit Party or any such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Borrower or such Credit Party to the extent required by GAAP.

(8)Change in Control. Any Change in Control shall occur.

(9)Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

(10)Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

(11)Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or any Subsidiary thereof party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

(12)ERISA Events. The occurrence of any of the following events: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Sections 412 or 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto and such unpaid amounts are in excess of the Threshold Amount, (ii) a Termination Event or (iii) any Credit Party or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding the Threshold Amount.

(13)Judgment. One or more judgments, orders or decrees shall be entered against any Credit Party or any Subsidiary thereof by any Governmental Authority and continues without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof and such judgments, orders or decrees are either (i) for the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage), equal to or in excess of the Threshold Amount or (ii) for injunctive relief and could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

(1)Acceleration; Termination of Credit Facility. Terminate the Revolving Credit Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(i) or (j), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

(2)Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding clause (a), demand that the Borrower deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the Minimum Collateral Amount. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations in accordance with Section 9.3. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrower.

(3)General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations.

Section 9.3    Rights and Remedies Cumulative; Non-Waiver; Etc.

(1)The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the

Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

(2)Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders and the Issuing Lender; provided that the foregoing shall not prohibit
(a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Lender or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Lender or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.4 (subject to the terms of Section 4.6), or
(3)any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 4.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 9.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 9.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall be applied by the Administrative Agent as follows:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Secured Obligations constituting fees (other than Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders, the Issuing Lender and the Swingline Lender under the Loan Documents, including attorney fees, ratably among the Lenders, the Issuing Lender and the Swingline Lender in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Commitment Fees, Letter of Credit fees payable to the Revolving Credit Lenders and interest on the Loans and Reimbursement Obligations, ratably among the Lenders, the Issuing Lender and the Swingline Lender in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Lender, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any L/C Obligations then outstanding; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law.

Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto.

Section 9.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

a.to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 3.3, 4.3 and 11.3) allowed in such judicial proceeding; and

b.to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the

Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 4.3 and 11.3.

Section 9.6    Credit Bidding.

(1)The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.2.

(2)Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

Section 9.7    Cure Right.

(1)Notwithstanding anything to the contrary contained in Sections 8.14(a) and 8.14(b) (and the definitions related thereto) or Section 9.1 (with respect to such Section and definitions), in the event of any Event of Default arising from the breach of the Consolidated Fixed Charge Coverage Ratio covenant set forth in Section 8.14(b) and/or the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio covenant set forth in Section 8.14(a) as of the last day of any Fiscal Quarter (prior to giving effect to any Cure Payment), and until the expiration of the eighth (8th) day after the date of the delivery of the financial statements for such Fiscal Quarter pursuant to Section 7.1(a) or (b), cash contributions may be made to the Borrower, within one (1) Business Day after the expiration of such period, in an amount which, when added to the Borrower’s Consolidated EBITDA for the four Fiscal Quarter period ending on the last day of the Fiscal Quarter in which such breach occurred, will result in the Borrower being in compliance with the Consolidated Fixed Charge Coverage Ratio and/or the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio, as applicable, for such period.

(2)The Borrower shall not be permitted to exercise the right to cure set forth in clause (a) of this Section 9.7 more than five (5) times over the term of this Agreement.

(3)The Borrower shall not be permitted to exercise the right to cure set forth in clause (a) of this Section 9.7 in more than two Fiscal Quarters in any four (4) Fiscal Quarter period.

(4)The Administrative Agent and the Lenders agree that until the expiration of the periods set forth in Section 9.7(a), neither the Administrative Agent nor the Lenders shall exercise any rights or remedies with respect to any Event of Default arising from the breach of the Consolidated Fixed Charge Coverage Ratio covenant set forth in Section 8.14(b) and/or the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio covenant set forth in Section 8.14(a), as applicable, as of the last day of any Fiscal Quarter (prior to giving effect to any Cure Payment), but (i) the Administrative Agent and the Lenders reserve the right to exercise any such rights or remedies if such Event of Default continues to exist following the expiration of such period and (ii) an Event of Default shall be deemed to exist for purposes of Section 5.2(b) during such period.

(5)The parties hereby acknowledge that this Section 9.7 or any Cure Payment received (or deemed to be received) by the Borrower pursuant to this Section 9.7 shall not:

(a)be relied on for purposes of calculating any financial ratios other than as applicable to Section 8.14, including any calculation for the purpose of determining the Applicable Margin, any basket or threshold in this Agreement, including for the purposes set forth in Sections 8.6(g), (h) and (i);

(b)be more than the amount needed for compliance with Section 8.14(a) or Section 8.14(b), as applicable; or

(c)be used to determine the permissibility of a transaction or other action under the Loan Documents where such permissibility was (or may have been) contingent on pro forma compliance with the Consolidated Fixed Charge Coverage Ratio or Consolidated Senior Secured Net Lease Adjusted Leverage Ratio.

(6)If, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of Section 8.14, the Borrower shall be deemed to have satisfied the requirements of such financial covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenant that had occurred shall be deemed cured for the purposes of this Agreement (and, for the avoidance of doubt, no default interest shall be paid in connection with any such cure).

(7)To the extent that a Cure Payment is received and included in the calculation of Consolidated EBITDA for any applicable Fiscal Quarter pursuant to this Section, such Cure Payment shall be deemed to be Consolidated EBITDA for purposes of determining compliance with Section 8.14 herein for subsequent periods that include such Fiscal Quarter.

(8)Any Indebtedness (including Loans) prepaid with the proceeds of any Cure Payment shall be deemed outstanding for purposes of determining compliance with Section 8.14 for the Fiscal Quarter with respect to which such Cure Payment is made.

ARTICLE X

THE ADMINISTRATIVE AGENT

Section 10.1    Appointment and Authority.

(1)Each of the Lenders and the Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Sections 10.6 and 10.9, the provisions of this Article X are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(2)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential Hedge Bank or Cash Management Bank) and the Issuing Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article X for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of Articles X and XI (including Section 11.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 10.3    Exculpatory Provisions.

(1)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(2)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.2 and Section 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower, a Lender or the Issuing Lender.

(3)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith,
(3)the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default,
(4)the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) the utilization of the Issuing Lender’s L/C Commitment (it being understood and agreed that the Issuing Lender shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent).

Section 10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 10.6    Resignation of Administrative Agent.

a.The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the consent (not to be unreasonably withheld or delayed) of the Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

b.If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by

Applicable Law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

c.With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

d.Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section 10.6 shall also constitute its resignation as the Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it elects to, and Swingline Lender, (ii) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and
(iii) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

Section 10.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 10.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder.

Section 10.9    Collateral and Guaranty Matters.

(1)Each of the Lenders (including in its or any of its Affiliate’s capacities as a potential Hedge Bank or Cash Management Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion:

(a)to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving Credit Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit, (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Credit Party permitted under the Loan Documents, or (C) if approved, authorized or ratified in writing in accordance with Section 11.2;

(b)to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted pursuant to Section 8.2(h); and

(c)to release any Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.9. In each case as specified in this Section 10.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 10.9. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 8.5 to a Person other than a Credit Party, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person.

(2)The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 10.10    Secured Hedge Agreements and Secured Cash Management Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 9.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Cash Management Agreements and Secured Hedge Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

ARTICLE XI MISCELLANEOUS
Section 11.1 Notices.

(1)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

If to the Borrower:

SSE Holdings, LLC
225 Varick Street, Suite 301 New York, NY 10014
Attention of: Tara Comonte (tcomonte@shakeshack.com)

With copies to:

Attention of: Ron Palmese (rpalmese@shakeshack.com) Telephone No.: (646) 747-7241

If to ~~Wells Fargo~~JPMorgan Chase Bank as Administrative Agent:

~~Wells Fargo~~JPMorgan Chase Bank, ~~National Association MAC E2427-021~~N.A.
~~1808 Aston Avenue, Suite 250 Carlsbad, CA 92008~~
~~Attention of: Debra A. Connell~~

~~Telephone No.: (760) 918-2712~~
~~Facsimile No.: (760) 918-2727~~

Middle Market Servicing
10 South Dearborn, Floor L2 Suite IL1-1145
Chicago, IL 60603-2300
~~E-mail: debra.a.connell@wellsfargo.com~~ With ~~copies~~a copy to:
~~Wells Fargo Bank, National Association 550 S. Tryon Street, 7th Floor Charlotte, NC 28207~~
~~Attention of: Robert Rechkemmer Telephone No.: (704) 410-1221~~
~~E-mail: robert.rechkemmer@wellsfargo.com~~

JPMorgan Chase Bank, N.A. 383 Madison Avenue, 22nd Floor New York, NY 10017
Attention of: Matthew Landry Email: matthew.landry@chase.com

If to any Lender:

To the address of such Lender set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in said clause (b).

(2)Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II or III if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes,
(1)notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and
(2)notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(3)Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.

(4)Change of Address, Etc. Each of the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender.

(5)Platform.

(a)Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Issuing Lender and the other Lenders by posting the Borrower Materials on the Platform.

(b)The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses).

(6)Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower, Holdings or their securities for purposes of United States Federal or state securities Applicable Laws.

Section 11.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document (including Section 4.8(c)), any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall:

(1)without the prior written consent of the Required Lenders, amend, modify or waive (i) Section 5.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 5.2, any substantially concurrent request by the Borrower for a borrowing of Revolving Credit Loans or issuance of Letters of Credit) to make Revolving Credit Loans when such Revolving Credit Lenders would not otherwise be required to do so, (ii) the amount of the Swingline Commitment or (iii) the amount of the L/C Sublimit;

(2)increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2) or increase the amount of Loans of any Lender, in any case, without the written consent of such Lender;

(3)waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby;

(4)reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (viii) of the proviso set forth in clause (e) below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrower to pay interest at the rate set forth in Section 4.1(b) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder;

(5)change Section 4.6 or Section 9.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby;

(6)except as otherwise permitted by this Section 11.2 change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby;

(7)consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.4), in each case, without the written consent of each Lender; or

(8)release (i) all of the Guarantors or (ii) Guarantors comprising substantially all of the credit support for the Secured Obligations, in any case, from the Guaranty (other than as authorized in Section 10.9), without the written consent of each Lender; or

(9)release all or substantially all of the Collateral or release any Security Document (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender;

provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement (including, without limitation, Section 10.9(c)) or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) each Letter of Credit Application may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Application shall be promptly delivered to the Administrative Agent upon such amendment or waiver; (v) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 11.2 if such Class of Lenders were the only Class of Lenders hereunder at the time; (vi) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision; and (vii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to (x) amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and (y) enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 11.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 4.13 (including, without limitation, as applicable, (1) to permit the Incremental Term Loans and the Incremental Revolving Credit Increases to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include the Incremental Term Loan Commitments and the Incremental Revolving Credit Increase, as applicable, or outstanding Incremental Term Loans and outstanding Incremental Revolving Credit Increase, as applicable, in any determination of (i) Required Lenders or Required Lenders, as applicable or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender and (3) to make amendments to any outstanding tranche of Term Loans to permit any Incremental Term Loan Commitments and Incremental Term Loans to be “fungible” (including, without limitation, for purposes of the Code) with such tranche of Term Loans, including, without limitation, increases in the Applicable Margin or any fees payable to such outstanding tranche of Term Loans or providing such outstanding tranche of Term Loans with the benefit of any call protection or covenants that are applicable to the proposed Incremental Term Loan Commitments or Incremental Term Loans; provided that any such amendments or modifications to such outstanding tranche of Term Loans shall not directly adversely affect the Lenders holding such tranche of Term Loans without their consent.

Section 11.3 Expenses; Indemnity.

(1)Costs and Expenses. The Borrower and any other Credit Party, jointly and severally, shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, provided that such counsel fees incurred on or prior to the date of this Agreement shall not exceed $50,000), in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), in connection with the enforcement or protection of its rights
(A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.3, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(2)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including under or in connection with Environmental Laws), penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Transactions), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any liability under or in connection with any Environmental Laws related in any way to the Borrower or any of its Subsidiaries, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including under or in connection with Environmental Laws), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable and documented attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(3)Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section 11.3 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the Issuing Lender or the Swingline Lender solely in its capacity as such, only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving Credit Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 4.7.

(4)Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower and each other Credit Party shall not assert, and hereby waives,

any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(5)Payments. All amounts due under this Section 11.3 shall be payable promptly after demand therefor.

(6)Survival.    Each party’s obligations under this Section 11.3 shall survive the termination of the Loan Documents and payment of the obligations hereunder.

Section 11.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender or the Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, the Issuing Lender, the Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.15 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender or any of its Affiliates as to which such right of setoff was exercised. The rights of each Lender, the Issuing Lender, the Swingline Lender and their respective Affiliates under this Section 11.4 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swingline Lender agree to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
Section 11.5 Governing Law; Jurisdiction, Etc.

(1)Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(2)Submission to Jurisdiction. The Borrower and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, the Swingline Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, the Issuing Lender or the Swingline Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction.

(3)Waiver of Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (b) of this Section 11.5. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(4)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

Section 11.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6.

Section 11.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds

(including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and the Issuing Lender severally agrees to pay to the Administrative Agent upon demand its applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the ~~Federal Funds Rate~~greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect from the date of such demand to the date such payment is made to the Administrative Agent.

Section 11.8 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 11.9    Successors and Assigns; Participations.

(1)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clause (b) of this Section 11.9, (ii) by way of participation in accordance with the provisions of clause (d) of this Section 11.9 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (e) of this Section 11.9 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause
(d) of this Section 11.9 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(2)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that, in each case with respect to any Credit Facility, any such assignment shall be subject to the following conditions:

(a)Minimum Amounts.

(i)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Credit Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 11.9 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(ii)in any case not described in clause (b)(i)(A) of this Section 11.9, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day;

(b)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned;

(c)Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.9 and, in addition:

(i)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Credit Facility;

(ii)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of
(i) the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(iii)the consents of the Issuing Lender and the Swingline Lender shall be required for any assignment in respect of the Revolving Credit Facility.

(d)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(e)No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(f)No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(g)No Assignment to Competitors. No such assignment shall be made to a Competitor without the consent of the Borrower, unless (A) there has occurred and is continuing an Event of Default pursuant to Sections 9.1(i) or (j) or (B) any other Event of Default pursuant to Section 9.1 other than Sections 9.1(i) and (j) has occurred and is continuing and (1) a Lender desiring to sell, assign or participate all or any portion of its Commitments and then outstanding Loans to a Competitor notifies the Borrower (after the occurrence and during the continuance of such Event of Default) in writing of its intent to sell, assign or participate such Commitments and Loans to a Competitor and the terms pursuant to which such Competitor is willing to participate in such sale, assignment or participation and (2) within sixty (60) days of receiving such notice, the Borrower has not identified a Person willing to acquire all such Commitments and Loans specified in the notice on the terms specified in the notice.

(h)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 11.9, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.8, 4.9, 4.10, 4.11 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 11.9 (other than a purported assignment to a natural Person or the Borrower or any of the Borrower’s Subsidiaries or Affiliates, which shall be null and void).

(3)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.

(4)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Subsidiaries or Affiliates)) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.3(c) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.2(b), (c), (d) or (e) that directly and adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 (subject to the requirements and limitations therein, including the requirements under Section 4.11(g) (it being understood that the documentation required under Section 4.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.9; provided that such

Participant (A) agrees to be subject to the provisions of Section 4.12 as if it were an assignee under clause (b) of this Section 11.9; and (B) shall not be entitled to receive any greater payment under Sections 4.10 or 4.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.6 and Section 11.4 as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(5)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 11.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to the Borrower or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with the Administrative Agent’s, the Issuing Lender’s or any Lender’s regulatory compliance policy if the Administrative Agent, the Issuing Lender or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent, the Issuing Lender or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent, the Issuing Lender or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Borrower, in advance, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.10, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of the Borrower, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.10 or (ii) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrower, (k) to the extent that such information is independently developed by such Person, or (l) for purposes of establishing a “due diligence” defense. For purposes of this Section 11.10, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.10 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Section 11.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense.

Section 11.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.

Section 11.13    Survival.

(1)All representations and warranties set forth in Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

(2)Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XI and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

Section 11.14 Titles and Captions. Titles and captions of Articles, Sections and clauses in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 11.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders).

Section 11.16    Counterparts; Integration; Effectiveness; Electronic Execution.

(1)Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender and/or the Swingline Lender, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(2)Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (x) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (y) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

Section 11.17    Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations for which no claim has been asserted or known to exist) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired and the Revolving Credit Commitment has been terminated. Upon the full and final payment and satisfaction, in cash, of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted or is known to exist), the full and final termination of all the Lenders’ obligations and commitments to make Extensions of Credit, the termination or expiration of all Letters of Credit and the termination of the Issuing Lender’s obligations to issue Letters of Credit, the Lenders shall, at Borrower’s sole cost and expense, promptly take all actions necessary to release the security interest in the Collateral granted under this Agreement. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

Section 11.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws.

Section 11.19    Independent Effect of Covenants. The Borrower expressly acknowledges and agrees that each covenant contained in Articles VII or VIII hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VII or VIII, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VII or VIII.

Section 11.20    No Advisory or Fiduciary Responsibility.

(1)In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(2)Each Credit Party acknowledges and agrees that each Lender and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender or Affiliate thereof were not a Lender or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Borrower or any Affiliate of the foregoing. Each Lender and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Borrower or any Affiliate of the foregoing.

Section 11.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on the Borrower or any of its Subsidiaries or further restricts the rights of the Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

Section 11.22    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(1)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(2)the effects of any Bail-in Action on any such liability, including, if applicable:

(a)a reduction in full or in part or cancellation of any such liability;

(b)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 11.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for the net obligation under any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

▪In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
▪As used in this Section 11.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

1.a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

2.a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

3.a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 11.24 Certain ERISA Matters.

(1)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(a)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, the Commitments or this Agreement;

(b)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(c)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection
(1)of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(d)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(2)In addition, unless either (1) sub-clause (i) in the immediately preceding clause
(a) is true with respect to a Lender or (2) such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

ARTICLE XII GUARANTY
Section 12.1 The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to each Secured Party as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Secured Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Secured Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Secured Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Secured Hedge Agreements or Secured Cash Management Agreements, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws.

Section 12.2 Obligations Unconditional. The obligations of the Guarantors under Section
12.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Secured Hedge Agreements or Secured Cash Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Secured Obligations, and, to the fullest extent permitted by applicable law, irrespective of any law or regulation or other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 12.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor for amounts paid under this Article XII until such time as the Secured Obligations under the Loan Documents (other than contingent indemnification and expense reimbursement obligations not then due or asserted) have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

(1)at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Secured Obligations shall be extended, or such performance or compliance shall be waived;

(2)any of the acts mentioned in any of the provisions of any of the Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other agreement or instrument referred to in the Loan Documents, such Secured Hedge Agreement or such Secured Cash Management Agreements shall be done or omitted;

(3)the maturity of any of the Secured Obligations shall be accelerated, or any of the Secured Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other agreement or instrument referred to in the Loan Documents, such Secured Hedge Agreement or such Secured Cash Management Agreements shall be waived or any other guarantee of any of the Secured Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

(4)any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Secured Obligations shall fail to attach or be perfected; or

(5)any of the Secured Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other agreement or instrument referred to in the Loan Documents, such Secured Hedge Agreements or such Secured Cash Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations.

Section 12.3 Reinstatement. The obligations of the Guarantors under this Article XII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 12.4 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Secured Obligations, except through the exercise of rights of subrogation pursuant to Section 12.2 and through the exercise of rights of contribution pursuant to Section 12.6.

Section 12.5 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Secured Parties, on the other hand, the Secured Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 12.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Secured Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Secured Obligations being deemed to have become automatically due and payable), the Secured Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 12.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

Section 12.6 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until all Secured Obligations under the Loan Documents (other than contingent indemnification and expense reimbursement obligations not then due or asserted) have been paid in full and the Commitments have terminated.

Section 12.7 Guarantee of Payment; Continuing Guarantee. The guarantee in this Article XII is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Secured Obligations whenever arising.

Section 12.8 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Credit Party to honor all of its obligations under the Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 12.8 for the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XII, or otherwise under this Agreement or any other Loan Document, voidable under Debtor Relief Laws, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all of the Secured Obligations and all the obligations of the Guarantors shall have been paid in full in cash and the Commitments terminated. Each

Qualified ECP Guarantor intends that this Section 12.8 constitute, and this Section 12.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Credit Party for all purposes of the Commodity Exchange Act.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:    SSE HOLDINGS, LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

GUARANTORS:    CUSTARD’S FIRST STAND, LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 152 E 86 LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 18TH STREET NW WASHINGTON
D.C. LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK FULTON STREET BROOKLYN
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK SANSOM STREET PHILADELPHIA
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK HARVARD SQUARE BOSTON
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK UNION STATION WASHINGTON
D.C. LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TYSONS CORNER FAIRFAX
COUNTY LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 600 THIRD AVE NEW YORK CITY
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK INTERNATIONAL DRIVE
ORLANDO LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK LAKE SUCCESS LONG ISLAND
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK PENTAGON CENTER ARLINGTON
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK FASHION SQUARE SCOTTSDALE
LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MARYLAND MANAGEMENT
COMPANY LLC, a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK POTOMAC MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK NEVADA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK COLORADO LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK OHIO LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK ENTERPRISES INTERNATIONAL,
LLC, a New York limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SSE HOLDINGS, LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SSE IP, LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TURKEY LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TEXAS BEVERAGE COMPANY
LLC, a Texas limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TEXAS MANAGEMENT
COMPANY LLC, a Texas limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MOBILE LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK UTAH LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK INDIANA, LLC,
a Delaware limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company

By: __________________________________________
Name: Tara Comonte Title: CFO

AGENTS AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender
and Lender

By: __________________________________________
Name:________________________________________
Title:_________________________________________